UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21749

CRM Mutual Fund Trust
(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19808
(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

Wilmington, DE 19808
(Name and address of agent for service)

Copy to:

Lee Anne Copenhefer

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end:  June 30

Date of reporting period:  June 30, 2013

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT	June 30, 2013

Dear Fellow Shareholders:

As the fiscal year came to a close, we were pleased to see some company-specific dynamics emerge for a number of our more significant holdings. We believe that corporate leaders were conditioned to be cautious during the spring in light of what has happened during the past few years. With a new calendar year firmly underway and the U.S. economy seemingly stable, we think that corporations are likely to loosen the reins on hiring, spending and investing in the second half of the year. It is encouraging to see some “normalization” of the yield curve, more stable economic data and better stock performance from more economically sensitive businesses. We did not make too many changes in the Funds’ positioning as we remain patient, focusing on stock-specific catalysts to drive performance. There is a healthy mix of economically sensitive holdings which we are confident can also benefit from any reacceleration in earnings over the coming months.

Albeit at a slower pace and in spite of a down month in June, the U.S. equity markets continued to move higher during the last fiscal quarter. The softer economic data which helped contribute to the outperformance of “bond-like” equities in the previous quarter improved enough to eliminate what had become an annual ritual of worrying about a spring/summer slowdown. The Federal Reserve (“Fed”) seemed to grow more comfortable with the economic outlook and began signaling in late May the prospects for a reduction in its Quantitative Easing (“QE”) program. Fed Chairman Bernanke provided additional clarification regarding the timing of a QE phase-out and of the Fed’s zero interest rate policy in late June, which contributed to further deterioration in the performance of bonds and “bond-like” equities. We were not fans of QE¥1 and are glad to see the Fed planning for its cessation. The U.S. economy grew at less than a 2%2 pace in the second half of the fiscal year, but we do expect some acceleration in the next six months and into 2014. Non-farm payroll employment in the U.S. has increased at a monthly average of approximately 180,000 jobs for the past twelve months3, and the economy seems to have weathered the government sequester cutbacks reasonably well.

We do not expect investors’ obsession with the Fed to abate quickly and investors likely will react (and sometimes overreact) to various economic data points and Fed speeches. However, over time, we believe that investors should become more comfortable with the following points: (i) the U.S. economy is slowly improving; (ii) we expect that our financial institutions and most corporations are very overcapitalized; (iii) inflation is not a near-term threat; (iv) short-term interest rates will remain very low/zero for at least another two years; and (v) there is still value to be discovered in our equity markets. While the U.S. political system has its shortcomings, we are reminded nearly every day of how well our system of government functions compared to that of many other countries that are newer to democracy and a free market economy. Events in other parts of the world seem to create temporary volatility in the U.S. equity markets every few months, but investors’ focus often returns quickly to company-specific differentiators.

The role of activists has become more pronounced in recent years. When there is intransigence on matters of corporate governance, activists play a key role in precipitating important changes. One such example of shareholder activism recently occurred at Occidental Petroleum (“Occidental”). In recent years, an activist was able to convince Occidental’s Board (the “Board”) to add outside directors, change the CEO and overhaul compensation practices. Unfortunately, Occidental’s former CEO remained Chairman of the Board (the “Chairman”) and, apparently, retained operating responsibility for a significant part of the company. Earlier this year, it was reported that the Chairman was trying to reassert his authority and sought to oust his successor. During this spring’s proxy season, Occidental’s investors expressed their outrage at this attempt and affirmed their support for the current CEO. The happy result was the resignation of the Chairman and his closest ally on the Board. Occidental is now able to function under one leader who we believe can explore the best means of realizing value in its portfolio of oil & gas properties, pipelines and chemical operations. More broadly, we would expect to see more engagement on the part of investors in these types of governance matters.

Mergers & acquisition (“M&A”) activity has become very topical lately. Global M&A was down 10% for the second half of the fiscal year4, although the U.S. fared better following some of the larger transactions that occurred earlier in the year. We discussed in the Funds’ previous shareholder report a number of possible reasons for the weak M&A volumes, which included concerns over the sequester, weaker economic data, global events and regulatory guidance on leveraged lending. We would add to that list concerns over proxy season voting, a different set of global flare ups and higher long-term interest rates. The environment remains ripe for more M&A activity and we would expect transaction volumes to pick up in the second half commensurate with improved business confidence.

The following is a discussion of factors that influenced the performance of each of the CRM Funds during the twelve month period ended June 30, 2013.

CRM Small Cap Value Fund returned 24.27% and 24.00% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 24.77% and 24.21% for the Russell 2000 Value Index and the Russell 2000 Index, respectively.5 The Fund’s relative underperformance versus the Russell 2000 Value Index during the period was primarily driven by stock selection within the technology sector. Individual holdings that negatively impacted performance included: (i) global on-line solution provider, Monster Worldwide (“Monster”); (ii) computing solutions provider, Super Micro Computer (“Super Micro”); and (iii) data protection and management provider, Quantum Corporation (“Quantum”). Broad-based macroeconomic weakness continued to pressure results at Monster. Mid-year, Monster announced a significant restructuring program to increase profitability and continues to pursue strategic alternatives to enhance shareholder value. Super Micro shares were weak as second quarter results were below expectations. Slowing global growth generally has reduced demand for Super Micro’s server products, but we continue to maintain a position in the stock as our investment thesis remains intact. Quantum conducted a dilutive convertible note offering during the year. While Quantum was well-capitalized prior to the offering, it chose to raise additional capital in order to dispel any myths propagated by larger competitors about its long-term viability. After reporting disappointing second quarter results, the third quarter was better than expected and supported our investment thesis. Quantum continues to transition from providing legacy tape drive systems to providing a broader portfolio of storage hardware and software.

Stock selection across sectors was a positive driver of performance during the year. Leading contributors included: (i) private prison operator GEO Group (“GEO”); (ii) independent investment banking advisory firm Evercore Partners (“Evercore”); and (iii) integrator and seller of wired and wireless automated identification and data collection (AIDC) products and services Intermec, Inc. (“Intermec”). GEO completed its internal restructuring and transition from a C-Corp to a Real Estate Investment Trust (“REIT”) during the second half of the fiscal year. GEO’s current dividend yield compares favorably to the REIT group, and we continue to believe that its strong free cash flow should allow GEO flexibility to raise the dividend over the coming years. Evercore benefited from the surge in M&A activity that occurred in fourth quarter 2012 and carried into the early part of the first quarter 2013. The boutique investment banking advisory firms continue to gain market share from the bulge bracket firms as companies seek advice that is not conflicted. Shares of Intermec increased by over 24% following news that Intermec was acquired by Honeywell International in an all-cash transaction at the end of 2012.

CRM Small/Mid Cap Value Fund returned 22.65% and 22.33% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 26.88% and 25.61% for the Russell 2500 Value Index and the Russell 2500 Index, respectively.6 Relative weakness versus the Indices was primarily due to stock selection within various sectors. Individual holdings that negatively impacted performance included: (i) global on-line solution provider Monster; (ii) global information solutions provider MICROS Systems Inc. (“MICROS”); and (iii) casino equipment supplier International Game Technology (“International Game”). Broad-based macroeconomic weakness continued to pressure results at Monster. Mid-year, Monster announced a significant restructuring program to increase profitability and continues to pursue strategic alternatives to enhance shareholder value. MICROS came under greater scrutiny in recent months over concerns that tablets and new payment technologies would disintermediate their products. Its long time CEO also announced his retirement, adding further uncertainty. Until we are better able to assess the new CEO’s plans for MICROS, we concluded that it would be prudent to sell our shares. Shares of International Game underperformed as the company’s game performance metrics came in below our expectations. While we believe that International Game has the ability to improve its game performance over time, we sold our shares to invest in more timely ideas.

Individual holdings that were leading contributors to performance included: (i) home and security product company Fortune Brands Home & Security (“Fortune Brands”); (ii) global health service company Cigna Corporation (“Cigna”); and (iii) Calvin Klein licensee The Warnaco Group (“Warnaco”). Fortune Brands benefitted from an improvement in the U.S. housing market and as investors began to anticipate a continuation in the recovery in new home construction and remodeling activity over the next few years. There remains substantial opportunity for Fortune Brands to utilize its strong balance sheet and cash flows through acquisitions and buybacks/dividend increases. Cigna entered into an accretive Pharmacy Benefits Management (PBM) partnering contract during the quarter, further simplifying Cigna’s structure following its recent sale of legacy businesses. Cigna continues to see strong acceleration in growth of self-insurance products among small-to-medium-sized employers, one of its leading areas. Warnaco was acquired by rival PVH Corporation in late October 2012 in a $2.9 billion deal.

CRM Mid Cap Value Fund returned 23.68% and 23.43% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 27.65% and 25.41% for the Russell Midcap Value Index and the Russell Midcap Index, respectively.7 Relative underperformance versus the indices for the period was primarily attributable to individual holdings. Holdings that detracted from Fund performance during the fiscal year included: (i) discount retailer Dollar General (“Dollar General”); (ii) data analytic solutions provider Teradata Corporation (“Teradata”); and (iii) post-trade services operator IntercontinentalExchange, Inc. (“ICE”). Dollar General announced disappointing earnings results during the year. Given its exposure to the lower end consumer market and what appears to be a marked increase in the competitive pricing environment, we decided to exit our position. New purchase Teradata provided a cautious outlook for revenue growth this year, causing some investors to be concerned that Teradata was losing share to open source solutions. We believe that these concerns are misplaced and will dissipate later this year as new products reignite growth. A lower volatility environment reduced trading activity across ICE’s various commodity exchanges. In addition, ICE unexpectedly announced its acquisition of the New York Stock Exchange at a time when it appeared that investors were hoping that ICE would use excess capital to repurchase stock.

Contributors to performance were diverse across various sectors. The leading contributors during the fiscal year included: (i) financial services provider State Street Corporation (“State Street”); (ii) global health service company Cigna; and (iii) global water, fluid, thermal management and equipment protection partner Pentair Ltd. (“Pentair”) State Street benefited from the rise in equity markets and the reallocation of clients’ funds from money market and fixed income to equities. In addition, a higher interest rate environment will be favorable for State Street in light of the current low returns generated on its significant low cost deposit base. Cigna entered into an accretive pharmacy benefits management (PBM) partnering contract during the quarter, further simplifying Cigna’s structure following its recent sale of legacy businesses. Cigna continues to see strong acceleration in the growth of self-insurance products among small-to-medium-sized employers, one of its leading areas. Pentair continues to achieve strong cost synergies from its integration of the Tyco Flow Control business and is poised to benefit from acceleration in organic growth. In addition, Pentair remains committed to returning capital to shareholders through dividends and a $1.2 billion buyback.

CRM Large Cap Opportunity Fund returned 19.87% and 19.61% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 21.24% and 25.32% for the Russell 1000 Index and the Russell 1000 Value Index, respectively.8 Individual holdings that detracted from Fund performance during the fiscal year included: (i) discount retailer Dollar General; (ii) financial services provider PNC Financial Services Group (“PNC”); and (iii) independent owner and operator of wireless and broadcast communication sites IAC/InterActiveCorp (“IACI”). Dollar General announced disappointing earnings results during the year. Given its exposure to the lower end consumer market and what appears to be a marked increase in the competitive pricing environment, we decided to exit our position. PNC continued to report weaker than expected results, particularly lower net interest revenue. In addition, PNC elected not to be more aggressive with cost containment to offset this shortfall. We exited the position earlier in the fiscal year and redeployed the proceeds into stocks with better risk/return in this portfolio. During the second half of 2012 concerns surfaced regarding the growth potential at IAC’s two main business lines: Search and Personals. We sold our position in IACI because these unforeseen headwinds directly challenged our investment case.

Leading contributors to Fund performance during the fiscal year included: (i) Financial services provider State Street; (ii) financial holding company JPMorgan Chase (“JPMorgan”); (iii) and global water, fluid, thermal management and equipment protection partner Pentair. State Street benefited from the rise in equity markets and the reallocation of clients funds from money market and fixed income into equities. In addition, a higher interest rate environment will be favorable for State Street in light of the current low returns generated on its significant low cost deposit base. JPMorgan’s CEO received a vote of confidence from shareholders when the proxy proposal to separate the roles of CEO and Chairman was defeated at JPMorgan’s Annual Meeting this year. If the proposal did pass, there was a risk that Jamie Dimon was going to step down as CEO. The improved capital markets environment has also been a positive backdrop for JPMorgan. Pentair continues to achieve strong cost synergies from its integration of the Tyco Flow Control business and is poised to benefit from acceleration in organic growth. In addition, Pentair remains committed to returning capital to shareholders through dividends and a $1.2 billion buyback.

CRM All Cap Value returned 21.48% and 21.26% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 25.28% and 21.46% for the Russell 3000 Value Index and the Russell 3000 Index, respectively.9 Individual holdings that negatively impacted performance during the fiscal year included: (i) global on-line solution provider, Monster; (ii) independent owner and operator of wireless and broadcast communication sites, IACI; and (iii) financial services provider, PNC. Broad-based macroeconomic weakness continued to pressure results at Monster. Monster announced mid-year a significant restructuring program to increase profitability and continues to pursue strategic alternatives to enhance shareholder value. During the second half of 2012, concerns surfaced regarding the growth potential at IAC’s two main business lines: Search and Personals. We sold our position in IAC because these unforeseen headwinds directly challenged our investment case. PNC continued to report weaker than expected results, particularly lower net interest revenue. In addition, PNC elected not to be more aggressive with cost containment to offset this shortfall. We exited the position earlier in the fiscal year and redeployed the proceeds into stocks with better risk/return in this portfolio.

Leading contributors to Fund performance during the fiscal year included: (i) Private prison operator GEO; (ii) financial holding company JPMorgan; and (iii) financial services provider State Street. GEO completed its internal restructuring and transition from a C-Corp to a Real Estate Investment Trust (“REIT”) during the second half of the fiscal year. GEO’s current dividend yield compares favorably to the REIT group, and we continue to believe that its strong free-cash flow should allow GEO flexibility to raise the dividend over the coming years. JPMorgan’s CEO received a vote of confidence from shareholders when the proxy proposal to separate the roles of CEO and Chairman was defeated at JPMorgan’s Annual Meeting this year. If the proposal did pass, there was a risk that Jamie Dimon was going to step down as CEO. The improved capital markets environment has also been a positive backdrop for JPMorgan. State Street benefited from the rise in equity markets and the reallocation of clients’ funds from money market and fixed income into equities. In addition, a higher interest rate environment will be favorable State Street in light of the current low returns generated on its significant low cost deposit base.

CRM Global Opportunity Fund returned 16.91% and 16.67% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 16.57% and 18.58% for the MSCI ACWI Index and the MSCI World Index, respectively.10 Relative underperformance versus the MSCI World Index was primarily due to stock selection within the technology sector. Individual holdings that detracted from Fund performance during the fiscal year included: (i) United Kingdom based oil and gas company Tullow (“Tullow”); (ii) Brazil based metals and mining company Vale SA (“Vale”); and (iii) North American global on-line solution provider Monster. Shares of Tullow remain weak due to a series of poor exploration and well results in Cote d’lvoire, Norway and French Guiana. We view these setbacks as temporary. Longer term, we believe that Tullow’s deep exploration portfolio and excellent track record of exploration provide significant upside potential. Continued weakness in iron ore prices driven by a looming oversupply in the market coupled with slowing demand in China negatively impacted Vale during the quarter. We feel that sentiment regarding commodities is generally very poor and the uncertainty of the growth trajectory for the Chinese economy has driven the sector lower. However, we believe that Vale is one of the very few companies with a cost competitive profile which enables it to make attractive returns. Vale maintains focus on shareholder value with a conservative stance on acquisitions and use of cash. Broad-based macroeconomic weakness continued to pressure results at Monster. Mid-year, Monster announced a significant restructuring program to increase profitability and continues to pursue strategic alternatives to enhance shareholder value.

The leading contributors to Fund performance during the fiscal year included: (i) Japanese company JGC Corporation (“JGC”); (ii) Japanese company Isuzu Motors (“Isuzu”); and (iii) United Kingdom based, The Weir Group (“Weir”). Shares of JGC outperformed following JGC’s win of a new North American liquefied natural gas (“LNG”) plant construction contract. We believe this initial North American contract will provide future construction opportunities for JGC. It is our opinion that LNG development has strong secular growth trends and JGC should benefit as there are a limited number of plant-engineering firms which can meet all the technical customer requirements within this field. Additionally, we believe that JGC continues to deliver and execute on its contracts, compounding its solid track record amongst its peers within oil services. Isuzu outperformed in 4Q12 after beating consensus expectations and raising annual guidance. Isuzu gained market share of light commercial vehicles in high-margin Thailand market following successful launch of new models, and management’s cost cutting efforts further contributed to the profit beat. Isuzu benefited from the broader rally in Japanese exporters due to weaker Yen, while its domestic truck sales are poised to benefit from the new Liberal Democratic Party government’s plans to accelerate public works spending. After the large sell down in the first half of 2012 due to concerns over lower gas prices and Weir’s exposure to North American shale, performance picked up in the back half of the year as investors shifted focus on the attractive valuation of company shares. Weir’s brand equity remains strong with high value added equipment and services post transition from gas to oil rigs. Additionally, the outlook for the mining segment (half of Weir’s business) remains positive.

CRM International Opportunity Fund returned 12.98% and 12.78% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 13.63% and 18.62% for the MSCI ACWI Index (ex U.S.) and the MSCI EAFE Index, respectively.11 Underperformance relative to the indices was attributable to individual holdings within the materials and energy sectors. Individual holdings that detracted from Fund performance during the fiscal year included: (i) Brazilian company Vale; (ii) Norwegian company Subsea (“Subsea”); and (iii) German company Lanxess (“Lanxess”). Continued weakness in iron ore prices driven by a looming oversupply in the market coupled with slowing demand in China negatively impacted Vale during the quarter. We feel that sentiment regarding commodities is generally very poor and the uncertainty of the growth trajectory for the Chinese economy has driven the sector lower. However, we believe that Vale is one of the very few companies with a cost competitive profile which enables it to make attractive returns. Vale maintains focus on shareholder value with a conservative stance on acquisitions and use of cash. Subsea’s management increased the projected losses on Guara-Lula and shares declined. We believe this charge will be a one-time event and going forward the Subsea will no longer bid on projects with similar risks. With the exception of Guara-Lula, Subsea continues to perform well in its core markets: the North Sea and West Africa. We expect 2014 margins and earnings power to improve substantially as the older, poor-margin project backlog rolls off and is replaced by newer, higher margin projects. Lanxess shares declined during the quarter on weaker Q2 Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) guidance. We believe that in addition to tire destocking and weak demand in Europe, the falling global butadiene prices have investors worried that a recovery in EBITDA will be pushed out further from the second half of 2013 to 2014.

The leading contributors to Fund performance during the fiscal year included the following Japanese companies: (i) JGC; (ii) Isuzu; and (iii) Sega-Sammy (“Sega”). Shares of JGC outperformed following JGC’s win of a new North American liquefied natural gas (“LNG”) plant construction contract. We believe that this initial North American contract will provide future construction opportunities for JGC. It is our opinion that LNG development has strong secular growth trends and JGC should benefit as there are a limited number of plant-engineering firms which can meet all the technical customer requirements within this field. Additionally, we believe that JGC continues to deliver and execute on its contracts, compounding its solid track record amongst its peers within oil services. Isuzu outperformed in 4Q12 after beating consensus expectations and raising annual guidance. Isuzu gained market share of light commercial vehicles in the high-margin Thailand market following the successful launch of new models, and management’s cost cutting efforts further contributed to the profit beat. Isuzu benefited from the broader rally in Japanese exporters due to the weaker Yen, while its domestic truck sales are poised to benefit from the new Liberal Democratic Party government’s plans to accelerate public works spending. Sega continued to outperform as the company launched several successful pachinko and pachislot gaming equipment titles, setting the stage for strong earnings growth in the fiscal year ending March 2014 (FY3/14). Sega’s recently developed native applications enjoyed strong download momentum, supporting the consumer business turnaround. Furthermore, Sega’s efforts to develop a pan-Asian integrated resort-casino franchise received a substantial boost from news that Japanese Prime Minister Shinzo Abe and Deputy Prime Minister Taro Aso were appointed as advisers to the lawmaker group supporting deregulation of casinos in the country. We believe that cabinet member involvement makes casino legalization in Japan highly probable. In our opinion, Sega should be poised to benefit as one of the likely national champions. Sega realized our investment case for the security and we accordingly sold the position.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1QE¥ refers to the latest Federal Reserve Quantitative Easing program as it has no defined time limit.

2“National Income and Product Accounts Gross Domestic Product, second quarter 2013 (advance estimate); Comprehensive Revision: 1929 through 1st quarter 2013.” Bureau of Economic Analysis. N.p., 31 July 2013.

3Employment Situation Summary. Bureauof Labor Statistics. N.p., 5 July 2013.

http://www.bea.gov/national/index.htm#gdp

4Credit Suisse. “1Q-A Bit of Fool’s Gold For Capital Markets Activity.” Capital Markets Monthly 1 April 2013: 1-45. Electronic.

http://www.bls.gov/news.release/empsit.nr0.htm

5Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

6Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

7Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

8Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

9Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

10MSCI ACWI Index is the Fund’s benchmark. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI ACWI Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices (as of June 30, 2013). Prior to June 30, 2013, the MSCI World Index was the Fund’s benchmark. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices (as of June 30, 2013). The Fund’s benchmark changed from the MSCI World Index to the MSCI ACWI Index because the Fund’s adviser believes that the MSCI ACWI Index better reflects the Fund’s investment approach and portfolio composition. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. It is not possible to invest directly in an index.

11MSCI ACWI Index (ex U.S.) is the Fund’s benchmark. The MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets except for the U.S. The MSCI ACWI Index (ex U.S.) consists of 44 country indices comprising 23 developed and 21 emerging market country indices (as of June 30, 2013). Prior to June 30, 2013, the MSCI EAFE Index was the Fund’s benchmark. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI EAFE Index consists of 22 developed market country indices (as of June 30, 2013). The Fund’s benchmark changed from the MSCI EAFE Index to the MSCI ACWI Index (ex U.S.) because the Fund’s adviser believes that the MSCI ACWI Index (ex U.S.) better reflects the Fund’s investment approach and portfolio composition. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI. It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Funds are professionally managed, while the indices are unmanaged and are not available for investment. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value section of this report.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, changes and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2013

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000 Index and Russell 2000 Value Index. The Russell 2000 Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund includes performance of the Fund’s predecessor, CRM Small Cap Value Fund (a series of WT Mutual Fund), for periods from June 30, 2003 through September 30, 2005. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of its focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Expense Ratio (per prospectus dated 10/26/12): 1.09%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2013

Expense Ratio (per prospectus dated 10/26/12): 0.86%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2013

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500 Index and Russell 2500 Value Index. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund includes performance of the Fund’s predecessor, CRM Small/Mid Cap Value Fund (a series of WT Mutual Fund), for periods from September 1, 2004 (commencement of operations) through September 30, 2005. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of its focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Expense Ratio (per prospectus dated 10/26/12): 1.09%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on September 1, 2004.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2013

Expense Ratio (per prospectus dated 10/26/12): 0.88%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on September 1, 2004.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2013

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap Index and Russell Midcap Value Index. The Russell Midcap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund includes performance of the Fund’s predecessor, CRM Mid Cap Value Fund (a series of WT Mutual Fund), for periods from June 30, 2003 through September 30, 2005. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Expense Ratio (per prospectus dated 10/26/12): 1.03%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM MID CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2013

Expense Ratio (per prospectus dated 10/26/12): 0.82%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2013

The following information compares the performance of the CRM Large Cap Opportunity Fund (“Fund”) with the performance of the Russell 1000 Index and Russell 1000 Value Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund invests in large capitalization companies, the Fund may also invest in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Expense Ratios (per prospectus dated 10/26/12) - Gross: 1.34% Net: 1.16%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 1, 2005.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.15% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2013.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2013

Expense Ratios (per prospectus dated 10/26/12) - Gross: 1.10% Net: 0.91%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on December 1, 2005.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 0.90% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2013.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2013

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000 Index and the Russell 3000 Value Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Expense Ratios (per prospectus dated 10/26/12) - Gross: 1.59% Net: 1.51%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on October 24, 2006.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2013.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM ALL CAP VALUE FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2013

Expense Ratios (per prospectus dated 10/26/12) - Gross: 1.34% Net: 1.26%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on October 24, 2006.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2013.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2013

The following information compares the performance of the CRM Global Opportunity Fund (“Fund”) with the performance of the MSCI ACWI Index5 and the MSCI World Index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Investing in foreign securities involves risks which may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, financial or social instability and other adverse economic or political developments. These risks are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country.

Expense Ratios (per prospectus dated 10/26/12) - Gross: 1.63% Net: 1.51%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2013.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI World Index to the MSCI ACWI Index, because the Fund’s adviser believes that the MSCI ACWI Index better reflects the Fund’s investment approach and portfolio composition.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

CRM Funds

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2013

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

Expense Ratios (per prospectus dated 10/26/12) - Gross: 1.39% Net: 1.26%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2013.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI World Index to the MSCI ACWI Index, because the Fund’s adviser believes that the MSCI ACWI Index better reflects the Fund’s investment approach and portfolio composition.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited)

June 30, 2013

The following information compares the performance of the CRM International Opportunity Fund (“Fund”) with the performance of the MSCI ACWI Index (ex U.S.)5 and the MSCI EAFE Index. The MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Investing in foreign securities involves risks which may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, financial or social instability and other adverse economic or political developments. These risks are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country.

Expense Ratios (per prospectus dated 10/26/12) - Gross: 2.95% Net: 1.51%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2013.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI EAFE Index to the MSCI ACWI Index (ex U.S.), because the Fund’s investment adviser believes that the MSCI ACWI Index (ex U.S.) better reflects the Fund’s investment approach and portfolio composition.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

CRM Funds

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)

June 30, 2013

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

Expense Ratios (per prospectus dated 10/26/12) - Gross: 2.85% Net: 1.26%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2013.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI EAFE Index to the MSCI ACWI Index (ex U.S.), because the Fund’s investment adviser believes that the MSCI ACWI Index (ex U.S.) better reflects the Fund’s investment approach and portfolio composition.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return.     The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return.     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended June 30, 2013

Expense Table

Fund/Class	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,149.90	1.07%	$5.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.49	1.07%	$5.36

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,151.20	0.84%	$4.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.63	0.84%	$4.21

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,127.80	1.08%	$5.70
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.44	1.08%	$5.41

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,128.90	0.86%	$4.54
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.53	0.86%	$4.31

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,132.80	1.02%	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.74	1.02%	$5.11

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,134.20	0.81%	$4.29
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	0.81%	$4.06

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,130.90	1.15%	$6.08
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	1.15%	$5.76

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,132.60	0.90%	$4.76
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	0.90%	$4.51

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,123.90	1.47%	$7.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.50	1.47%	$7.35

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,124.00	1.22%	$6.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.74	1.22%	$6.11

CRM Funds

CRM FUNDS

EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 01/01/13	Ending Account Value 06/30/13	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Global Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,078.10	1.50%	$7.73
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	1.50%	$7.50

CRM Global Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,079.50	1.25%	$6.45
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,006.50	1.50%	$7.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	1.50%	$7.50

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,007.20	1.25%	$6.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2013

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	24.5%
Industrials	22.6
Consumer Discretionary	14.6
Information Technology	12.0
Materials	6.0
Utilities	5.3
Health Care	4.9
Consumer Staples	3.8
Energy	1.4
Short-Term Investments	4.9

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	21.7%
Financials	16.6
Materials	13.0
Consumer Discretionary	12.5
Information Technology	11.8
Health Care	6.7
Utilities	6.0
Energy	5.0
Consumer Staples	4.3
Short-Term Investments	2.4

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Industrials	18.1%
Financials	17.5
Consumer Discretionary	14.0
Health Care	10.7
Information Technology	10.2
Materials	9.2
Energy	8.1
Utilities	6.5
Consumer Staples	2.9
Short-Term Investments	2.8

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Industrials	18.3%
Financials	18.0
Information Technology	13.8
Health Care	13.3
Consumer Staples	10.5
Energy	10.1
Consumer Discretionary	8.4
Utilities	4.1
Short-Term Investments	3.5

100.0%

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Continued)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Industrials	22.0%
Financials	17.0
Information Technology	12.7
Health Care	12.3
Energy	9.7
Consumer Discretionary	9.4
Consumer Staples	5.9
Utilities	4.0
Materials	3.1
Short-Term Investments	3.9

100.0%

CRM Global Opportunity Fund - Sector Allocation
Common Stock
Industrials	14.8%
Materials	14.0
Financials	13.2
Consumer Discretionary	11.7
Energy	11.3
Consumer Staples	9.2
Health Care	8.7
Information Technology	7.6
Telecommunication Services	3.6
Preferred Stock
Industrials	0.0
Short-Term Investments	5.9

100.0%

CRM Global Opportunity Fund - Country Allocation
Common Stock
United States	35.2%
Switzerland	9.6
France	7.6
Japan	5.6
Ireland	5.4
Germany	4.2
Finland	4.2
United Kingdom	3.8
Bermuda	2.0
Netherlands	2.0
Canada	1.9
Mexico	1.8
Norway	1.8
Spain	1.7
Turkey	1.6
Hong Kong	1.6
Philippines	1.5
Indonesia	1.4
Brazil	1.2
Preferred Stock
United Kingdom	0.0
Short-Term Investments	5.9

100.0%

CRM Funds

CRM FUNDS

DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM International Opportunity Fund - Sector Allocation
Common Stock
Materials	20.3%
Consumer Discretionary	19.1
Financials	15.4
Energy	14.8
Consumer Staples	8.5
Industrials	7.6
Health Care	7.5
Telecommunication Services	3.7
Information Technology	1.6
Preferred Stock
Industrials	0.0
Short-Term Investments	1.5

100.0%

CRM International Opportunity Fund - Country Allocation
Common Stock
United Kingdom	13.5%
Germany	11.7
France	11.4
Japan	8.6
Canada	8.0
Switzerland	6.5
Ireland	5.0
Finland	4.6
Hong Kong	3.8
Sweden	3.4
Luxembourg	2.6
Netherlands	2.0
Spain	2.0
Brazil	1.9
Belgium	1.9
Mexico	1.8
Norway	1.7
Turkey	1.7
Philippines	1.5
Indonesia	1.4
Bermuda	1.3
Thailand	1.3
Portugal	0.9
Preferred Stock
United Kingdom	0.0
Short-Term Investments	1.5

100.0%

Portfolio holdings are subject to change at any time.

CRM Funds

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

Shares		Value
Common Stock — 95.8%
Consumer Discretionary — 14.7%
Automobiles & Components — 1.2%
229,933	Drew Industries, Inc.	$9,040,966

Consumer Durables & Apparel — 2.4%
296,000	Brunswick Corp.	9,457,200
387,800	Vera Bradley, Inc.[1,2]	8,399,748

		17,856,948

Consumer Services — 4.4%
922,800	Regis Corp.	15,152,376
196,900	Seaworld Entertainment, Inc.	6,911,190
167,950	Vail Resorts, Inc.	10,332,284

		32,395,850

Retailing — 6.7%
254,700	Children’s Place Retail Stores, Inc. (The)[1]	13,957,560
159,000	DSW, Inc. — Class A	11,681,730
195,500	Group 1 Automotive, Inc.	12,576,515
804,000	Saks, Inc.[1,2]	10,966,560

		49,182,365

Total Consumer Discretionary		108,476,129

Consumer Staples — 3.8%
Food & Staples Retailing — 1.5%
239,603	Susser Holdings Corp.[1]	11,472,192

Food, Beverage & Tobacco — 0.7%
203,800	Pinnacle Foods, Inc.	4,921,770

Household & Personal Products — 1.6%
262,950	Elizabeth Arden, Inc.[1]	11,851,156

Total Consumer Staples		28,245,118

Energy — 1.4%
271,200	Oasis Petroleum, Inc.[1]	10,541,544

Total Energy		10,541,544

Financials — 24.7%
Banks — 10.4%
1,002,350	Boston Private Financial Holdings, Inc.	10,665,004
756,998	Capitol Federal Financial, Inc.	9,189,955
100,500	City National Corp.	6,368,685
700,750	First Midwest Bancorp, Inc.	9,614,290
998,200	Fulton Financial Corp.	11,459,336
232,700	Hancock Holding Co.	6,997,289
527,300	Investors Bancorp, Inc.[2]	11,115,484
213,425	UMB Financial Corp.	11,881,370

		77,291,413

Diversified Financials — 3.7%
397,200	Evercore Partners, Inc. — Class A	15,602,016
324,250	Stifel Financial Corp.[1]	11,565,998

		27,168,014

Insurance — 3.5%
210,050	Horace Mann Educators Corp.	5,121,019

Shares		Value
Financials — (continued)
Insurance — (continued)
126,650	Platinum Underwriters Holdings Ltd.	$7,246,913
590,600	Selective Insurance Group, Inc.	13,595,612

		25,963,544

Real Estate — 7.1%
571,375	Chesapeake Lodging Trust	11,878,886
326,300	Colony Financial, Inc.	6,490,107
570,709	Geo Group, Inc. (The)	19,375,571
359,300	Potlatch Corp.	14,530,092

		52,274,656

Total Financials		182,697,627

Health Care — 5.0%
Health Care Equipment & Services — 5.0%
435,100	CONMED Corp.	13,592,524
66,050	Cooper Cos., Inc. (The)	7,863,252
353,800	STERIS Corp.	15,170,944

		36,626,720

Total Health Care		36,626,720

Industrials — 22.8%
Capital Goods — 12.1%
114,950	Acuity Brands, Inc.	8,681,024
487,371	Barnes Group, Inc.	14,616,256
5,938,050	Capstone Turbine Corp.[1]	6,947,519
256,131	CIRCOR International, Inc.	13,026,823
397,900	DigitalGlobe Inc.[1]	12,338,879
26,507	Kaman Corp.	916,082
425,400	MRC Global, Inc.[1]	11,749,548
235,471	RBC Bearings, Inc.[1]	12,232,718
417,150	Thermon Group Holdings, Inc.[1]	8,509,860

		89,018,709

Commercial & Professional Services — 9.6%
228,515	G&K Services, Inc. — Class A	10,877,314
311,850	HNI Corp.	11,248,430
847,250	Interface, Inc.	14,377,832
848,100	Kforce, Inc.	12,382,260
293,002	McGrath Rentcorp	10,008,948
358,000	Mobile Mini, Inc.[1]	11,867,700

		70,762,484

Transportation — 1.1%
216,200	Con-way, Inc.	8,423,152

Total Industrials		168,204,345

Information Technology — 12.1%
Semiconductors & Semiconductor Equipment — 3.0%
1,123,500	Atmel Corp.[1]	8,257,725
1,009,200	Fairchild Semiconductor International, Inc.[1]	13,926,960

		22,184,685

See accompanying notes.		CRM Funds
29

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

Shares		Value
Information Technology — (continued)
Software & Services — 6.9%
509,400	Evertec, Inc.[1]	$11,191,518
304,300	Fair Isaac Corp.	13,946,069
1,542,000	Monster Worldwide, Inc.[1]	7,571,220
688,400	Sapient Corp.[1]	8,990,504
550,700	WNS Holdings Ltd.[1]	9,191,183

		50,890,494

Technology Hardware & Equipment — 2.2%
5,128,500	Quantum Corp.[1]	7,026,045
842,150	Super Micro Computer, Inc.[1]	8,960,476

		15,986,521

Total Information Technology		89,061,700

Materials — 6.0%
298,050	Boise Cascade Co.[1]	7,573,450
622,304	Calgon Carbon Corp.[1]	10,380,031
307,700	Carpenter Technology Corp.	13,868,039
403,372	OM Group, Inc.[1]	12,472,262

Total Materials		44,293,782

Utilities — 5.3%
371,700	NorthWestern Corp.	14,830,830
172,100	South Jersey Industries, Inc.	9,880,261
309,750	Southwest Gas Corp.	14,493,202

Total Utilities		39,204,293

Total Common Stock (Cost $582,959,023)		707,351,258

Short-Term Investments — 5.0%
18,379,853	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.06%[3]	18,379,853

18,379,853	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.04%[3]	18,379,853

Total Short-Term Investments (Cost $36,759,706)		36,759,706

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.8% (Cost $619,718,729)		744,110,964

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 1.8%
Repurchase Agreements — 1.1%
$1,545,496	With Barclays: at 0.10%, dated 06/28/13, to be repurchased on 07/01/13, repurchase price $1,545,509 (collateralized by U.S. Treasury Notes, par values ranging from $28,937 - $882,104, coupon rates ranging from 0.00% - 2.38%, 04/30/14 - 02/15/22; total market value $1,576,406)	$1,545,496
3,194,492	With Deutsche: at 0.25%, dated 06/28/13, to be repurchased on 07/01/13, repurchase price $3,194,559 (collateralized by Federal National Mortgage Association, par values ranging from $12,646 - $858,572, coupon rates ranging from 2.90% - 5.00%, 03/01/26 - 06/15/53; total market value $3,290,327)	3,194,492
3,194,492	With JPMorgan: at 0.15%, dated 06/28/13, to be repurchased on 07/01/13, repurchase price $3,194,532 (collateralized by Federal National Mortgage Association, par values ranging from $2,692 - $110,463, coupon rates ranging from 0.54% - 6.42%, 12/01/16 - 07/01/43; total market value $3,290,331)	3,194,492

Total Repurchase Agreements		7,934,480

Time Deposits — 0.7%
531,000	Bank of Nova Scotia Time Deposit, 0.01%, 07/01/13[3]	531,000
388,000	Canadian Imperial Time Deposit, 0.01%, 07/01/13[3]	388,000
335,000	Chase Bank USA NA Time deposit, 0.01%, 07/01/13[3]	335,000
527,000	Credit Agricole Time Deposit, 0.11%, 07/01/13[3]	527,000
411,000	DNB Bank ASA Time Deposit, 0.03%, 07/01/13[3]	411,000
481,000	HSBC Bank PLC Time Deposit, 0.06%, 07/01/13[3]	481,000
514,000	National Australia Time Deposit, 0.03%, 07/01/13[3]	514,000
523,000	Natixis New York Time Deposit, 0.10%, 07/01/13[3]	523,000
525,000	Nordea Bank Finland Time Deposit, 0.03%, 07/01/13[3]	525,000
350,000	PNC Bank NA (NASSAU) Time Deposit, 0.01%, 07/01/13[3]	350,000

See accompanying notes.		CRM Funds
30

CRM FUNDS

CRM SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2013

Principal		Value
Time Deposits — (continued)
$437,000	Royal Bank of Canada Time Deposit, 0.05%, 07/01/13[3]	$437,000
494,000	Skandinaviska Time Deposit, 0.05%, 07/01/13[3]	494,000

Total Time Deposits		5,516,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $13,450,480)		13,450,480

Total Investments — 102.6% (Cost $633,169,209)		757,561,444	[4]

Liabilities in Excess of Other Assets — (2.6%)		(19,375,311)

Total Net Assets — 100.0%		$738,186,133

Summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows (see Note 2 in Notes to Financial Statements):

	Invest- ments in Securities (Value)	Level 1 Quoted Prices	Level 2 Signifi- cant Obser- vable Inputs	Level 3 Signifi- cant Unobser- vable Inputs
Investments in Securities Common Stock	$707,351,258	$707,351,258	—	—
Short-Term Investments	36,759,706	36,759,706	—	—
Short-Term Investments Held as Collateral for Loaned Securities	13,450,480	—	$13,450,480	—

Total	$757,561,444	$744,110,964	$13,450,480	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]

At June 30, 2013, the market value of securities on loan for the CRM Small Cap Value Fund was $13,030,516. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
31

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

Shares		Value
Common Stock — 98.2%
Consumer Discretionary — 12.6%
Consumer Durables & Apparel — 4.4%
364,550	Brunswick Corp.	$11,647,372
132,179	PVH Corp.	16,528,984
306,350	Steven Madden Ltd.[1]	14,821,213

		42,997,569

Consumer Services — 1.9%
111,163	Hyatt Hotels Corp. — Class A1	4,486,539
360,600	Sotheby’s	13,670,346

		18,156,885

Media — 2.7%
253,850	Madison Square Garden Co. (The) — Class A1	15,040,613
186,700	Tribune Co.[1]	10,623,230

		25,663,843

Retailing — 3.6%
220,150	DSW, Inc. — Class A	16,174,420
328,400	Williams-Sonoma, Inc.	18,354,276

		34,528,696

Total Consumer Discretionary		121,346,993

Consumer Staples — 4.3%
Food, Beverage & Tobacco — 4.3%
297,800	Dr Pepper Snapple Group, Inc.	13,677,954
265,793	Hillshire Brands Co.	8,792,432
289,900	Ingredion, Inc.	19,023,238

		41,493,624

Total Consumer Staples		41,493,624

Energy — 5.0%
309,500	Forum Energy Technologies, Inc.[1,2]	9,418,085
184,200	Oceaneering International, Inc.	13,299,240
229,525	SemGroup Corp.	12,362,217
295,900	Whiting Petroleum Corp.[1]	13,638,031

Total Energy		48,717,573

Financials — 16.7%
Banks — 5.2%
395,900	Hancock Holding Co.	11,904,713
1,846,900	KeyCorp.	20,389,776
1,627,550	TFS Financial Corp.[1]	18,228,560

		50,523,049

Diversified Financials — 6.0%
1,079,350	E*trade Financial Corp.[1]	13,664,571
818,400	Lazard Ltd. — Class A	26,311,560
406,150	Raymond James Financial, Inc.	17,456,327

		57,432,458

Insurance — 2.0%
397,850	American Financial Group, Inc.	19,458,844

Real Estate — 3.5%
595,850	CBRE Group, Inc. — Class A1	13,919,056

Shares		Value
Financials — (continued)
Real Estate — (continued)
365,350	Rayonier, Inc.	$20,236,736

		34,155,792

Total Financials		161,570,143

Health Care — 6.8%
Health Care Equipment & Services — 3.3%
262,750	Cigna Corp.	19,046,747
106,900	Cooper Cos., Inc. (The)	12,726,445

		31,773,192

Pharmaceuticals, Biotechnology & Life Sciences — 3.5%
325,290	Hospira, Inc.[1]	12,461,860
424,300	Qiagen N.V.[1,2]	8,447,813
183,825	Techne Corp.	12,698,631

		33,608,304

Total Health Care		65,381,496

Industrials — 21.8%
Capital Goods — 18.2%
317,150	BE Aerospace, Inc.[1]	20,005,822
158,600	Fortune Brands Home & Security, Inc.	6,144,164
196,215	Lincoln Electric Holdings, Inc.	11,237,233
486,150	MRC Global, Inc.[1]	13,427,463
274,250	Oshkosh Corp.[1]	10,413,272
219,450	Pall Corp.	14,578,064
246,868	Regal-Beloit Corp.	16,006,921
163,990	Snap-On, Inc.	14,657,426
186,200	Stanley Black & Decker, Inc.	14,393,260
228,068	Timken Co.	12,835,667
124,300	Triumph Group, Inc.	9,838,345
267,034	WESCO International, Inc.[1,2]	18,147,631
345,200	Woodward, Inc.	13,808,000

		175,493,268

Commercial & Professional Services — 3.6%
394,150	Copart, Inc.[1]	12,139,820
237,100	Dun & Bradstreet Corp. (The)[2]	23,105,395

		35,245,215

Total Industrials		210,738,483

Information Technology — 11.9%
Semiconductors & Semiconductor Equipment — 2.8%
1,245,900	Atmel Corp.[1]	9,157,365
2,430,240	LSI Corp.[1]	17,351,914

		26,509,279

Software & Services — 7.4%
588,800	Broadridge Financial Solutions, Inc.	15,650,304
955,650	Monster Worldwide, Inc.[1]	4,692,241
730,990	PTC, Inc.[1]	17,931,185

See accompanying notes.		CRM Funds
32

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

Shares		Value
Information Technology — (continued)
Software & Services — (continued)
549,900	Synopsys, Inc.[1]	$19,658,925
501,750	Vantiv, Inc. — Class A1	13,848,300

		71,780,955

Technology Hardware & Equipment — 1.7%
500,420	Avnet, Inc.[1]	16,814,112

Total Information Technology		115,104,346

Materials — 13.0%
106,550	Airgas, Inc.	10,171,263
198,050	Ashland, Inc.	16,537,175
503,450	FMC Corp.	30,740,657
780,200	Huntsman Corp.	12,920,112
641,150	MeadWestvaco Corp.	21,869,627
540,000	RPM International, Inc.	17,247,600
195,502	W.R. Grace & Co.[1]	16,429,988

Total Materials		125,916,422

Utilities — 6.1%
423,350	American Water Works Co., Inc.	17,454,720
481,000	CMS Energy Corp.	13,068,770
202,650	OGE Energy Corp.	13,820,730
368,450	UIL Holdings Corp.	14,093,213

Total Utilities		58,437,433

Total Common Stock (Cost $783,936,090)		948,706,513

Short-Term Investments — 2.4%
11,433,711	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.06%[3]	11,433,711
11,433,711	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.04%[3]	11,433,711

Total Short-Term Investments (Cost $22,867,422)		22,867,422

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.6% (Cost $806,803,512)		971,573,935

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 3.4%
Repurchase Agreements — 1.9%
$2,548,955	With Barclays: at 0.10%, dated 06/28/13, to be repurchased on 07/01/13, repurchase price $2,548,976 (collateralized by U.S. Treasury Note, par values ranging from $47,725 - $1,454,836, coupon rates ranging from 0.00% - 2.38%, 04/30/14 - 02/15/22; total market value $2,599,934	$2,548,955
7,903,996	With Deutsche: at 0.25%, dated 06/28/13, to be repurchased on 07/01/13, repurchase price $7,904,161 (collateralized by Federal National Mortgage Association, par values ranging from $31,291 - $2,124,327, coupon rates ranging from 2.90% - 5.00%, 03/01/26 - 06/15/53; total market value $8,141,116	7,903,996
7,903,996	With JPMorgan: at 0.15%, dated 06/28/13, to be repurchased on 07/01/13, repurchase price $7,904,095 (collateralized by Federal National Mortgage Association, par values ranging from $6,661 - $273,313, coupon rates ranging from 0.54% - 6.42%, 12/01/16 - 07/01/43; total market value $8,141,126	7,903,996

Total Repurchase Agreements		18,356,947

Time Deposits — 1.5%
1,391,000	Bank of Nova Scotia Time Deposit, 0.01%, 07/01/13[3]	1,391,000
1,065,000	Canadian Imperial Time Deposit, 0.01%, 07/01/13[3]	1,065,000
918,000	Chase Bank USA NA Time deposit, 0.01%, 07/01/13[3]	918,000
1,441,000	Credit Agricole Time Deposit, 0.11%, 07/01/13[3]	1,441,000
1,125,000	DNB Bank ASA Time Deposit, 0.03%, 07/01/13[3]	1,125,000
1,315,000	HSBC Bank PLC Time Deposit, 0.06%, 07/01/13[3]	1,315,000
1,406,000	National Australia Time Deposit, 0.03%, 07/01/13[3]	1,406,000
1,430,000	Natixis New York Time Deposit, 0.10%, 07/01/13[3]	1,430,000
1,437,000	Nordea Bank Finland Time Deposit, 0.03%, 07/01/13[3]	1,437,000

See accompanying notes.		CRM Funds
33

CRM FUNDS

CRM SMALL/MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2013

Principal		Value
Time Deposits — (continued)
$ 921,000	PNC Bank NA (NASSAU) Time Deposit, 0.01%, 07/01/13[3]	$921,000
1,121,000	Royal Bank of Canada Time Deposit, 0.05%, 07/01/13[3]	1,121,000
1,353,000	Skandinaviska Time Deposit, 0.05%, 07/01/13[3]	1,353,000

Total Time Deposits.		14,923,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $33,279,947)		33,279,947

Total Investments — 104.0% (Cost $840,083,459)		1,004,853,882	[4]
Liabilities in Excess of Other Assets — (4.0%)		(38,674,611)

Total Net Assets — 100.0%		$966,179,271

Summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows (see Note 2 in Notes to Financial Statements):

	Invest- ments in Securities (Value)	Level 1 Quoted Prices	Level 2 Signifi- cant Obser- vable Inputs	Level 3 Signifi- cant Unobser- vable Inputs
Investments in Securities Common Stock	$948,706,513	$948,706,513	—	—
Short-Term Investments	22,867,422	22,867,422	—	—
Short-Term Investments Held as Collateral for Loaned Securities	33,279,947	—	$33,279,947	—

Total	$1,004,853,882	$971,573,935	$33,279,947	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]

At June 30, 2013, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $32,528,527. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
34

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

Shares		Value
Common Stock — 97.0%
Consumer Discretionary — 14.0%
Automobiles & Components — 2.1%
1,080,000	Harley-Davidson, Inc.	$59,205,600

Consumer Durables & Apparel — 5.1%
2,058,251	Newell Rubbermaid, Inc.	54,029,089
394,447	PVH Corp.	49,325,597
378,550	Whirlpool Corp.	43,290,978

		146,645,664

Hotels, Restaurants & Leisure — 0.9%
409,600	Starwood Hotels & Resorts
	Worldwide, Inc.	25,882,624

Media — 2.2%
4,437,900	Interpublic Group of Cos., Inc. (The)	64,571,445

Retailing — 3.7%
666,450	Advance Auto Parts, Inc.	54,095,747
923,325	Williams-Sonoma, Inc.	51,604,634

		105,700,381

Total Consumer Discretionary		402,005,714

Consumer Staples — 2.9%
Food, Beverage & Tobacco — 2.9%
805,700	Beam, Inc.	50,847,727
376,204	Hershey Co. (The)	33,587,493

		84,435,220

Total Consumer Staples		84,435,220

Energy — 8.1%
3,089,050	Cameco Corp.[2]	63,819,773
586,450	Cameron International Corp.[1]	35,867,282
1,674,900	Marathon Oil Corp.	57,918,042
525,300	Oceaneering International, Inc.	37,926,660
785,800	Whiting Petroleum Corp.[1]	36,217,522

Total Energy		231,749,279

Financials — 17.5%
Banks — 6.0%
1,168,300	CIT Group, Inc.[1]	54,477,829
5,454,300	KeyCorp.	60,215,472
1,832,385	SunTrust Banks, Inc.	57,848,394

		172,541,695

Diversified Financials — 7.7%
1,935,050	Invesco Ltd.	61,534,590
524,900	Northern Trust Corp.	30,391,710
1,100,750	Raymond James Financial, Inc.	47,310,235
1,244,650	State Street Corp.	81,163,627

		220,400,162

Insurance — 2.4%
1,512,800	Brown & Brown, Inc.	48,772,672
255,760	Chubb Corp. (The)	21,650,084

		70,422,756

Shares		Value
Financials — (continued)
Real Estate — 1.4%
1,712,300	CBRE Group, Inc. — Class A1	$39,999,328

Total Financials		503,363,941

Health Care — 10.6%
Health Care Equipment & Services — 7.6%
1,345,650	Cardinal Health, Inc.	63,514,680
1,380,678	CareFusion Corp.[1]	50,877,984
831,150	Cigna Corp.	60,250,063
998,877	St. Jude Medical, Inc.	45,578,758

		220,221,485

Pharmaceuticals, Biotechnology & Life Sciences — 3.0%
935,444	Hospira, Inc.[1]	35,836,860
1,620,400	Zoetis, Inc.	50,054,156

		85,891,016

Total Health Care		306,112,501

Industrials — 18.0%
Capital Goods — 9.6%
1,491,225	Dover Corp.	115,808,534
754,000	Owens Corning[1]	29,466,320
1,555,190	Pentair Ltd.	89,718,911
530,911	Stanley Black & Decker, Inc.	41,039,420

		276,033,185

Commercial & Professional Services — 6.8%
701,900	Dun & Bradstreet Corp. (The)[2]	68,400,155
2,960,250	Experian PLC, ADR[3]	51,774,772
2,336,600	Tyco International Ltd.	76,990,970

		197,165,897

Trading Companies & Distributors — 1.6%
587,058	MSC Industrial Direct Co., Inc. — Class A	45,473,513

Total Industrials		518,672,595

Information Technology — 10.2%
Semiconductors & Semiconductor Equipment — 4.4%
882,800	Avago Technologies Ltd.	32,999,064
7,019,445	LSI Corp.[1]	50,118,837
1,175,500	Microchip Technology, Inc.[2]	43,787,375

		126,905,276

Software & Services — 5.8%
1,668,004	PTC, Inc.[1]	40,916,138
1,356,850	Synopsys, Inc.[1]	48,507,388
1,538,127	Teradata Corp.[1]	77,260,119

		166,683,645

Total Information Technology		293,588,921

Materials — 9.2%
310,050	Airgas, Inc.	29,597,373
553,588	Ashland, Inc.	46,224,598
1,454,600	FMC Corp.	88,817,876

See accompanying notes.		CRM Funds
35

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2013

Shares		Value
Materials — (continued)
2,166,750	Huntsman Corp.	$35,881,380
1,878,555	MeadWestvaco Corp.	64,077,511

Total Materials		264,598,738

Utilities — 6.5%
1,332,193	American Water Works Co., Inc.	54,926,318
2,727,958	NiSource, Inc.	78,128,717
1,297,150	Northeast Utilities	54,506,243

Total Utilities		187,561,278

Total Common Stock (Cost $2,273,187,212)		2,792,088,187

Short-Term Investments — 2.8%
40,775,481	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.06%[4]	40,775,481
40,775,482	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.04%[4]	40,775,482

Total Short-Term Investments (Cost $81,550,963)		81,550,963

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 99.8% (Cost $2,354,738,175)		2,873,639,150

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 5.5%
Repurchase Agreements — 3.3%
$18,632,612	With Barclays: at 0.10%, dated 06/28/13, to be repurchased on 07/01/13, repurchase price $18,632,767 (collateralized by U.S. Treasury Notes, par values ranging from $348,865 - $10,634,706, coupon rates ranging from 0.00% - 2.38%, 04/30/14 - 02/15/22; total Market value $19,005,265)	$18,632,612
37,666,490	With Deutsche: at 0.25%, dated 06/28/13, to be repurchased on 07/01/13, repurchase price $37,667,275 (collateralized by Federal National Mortgage Association, par values ranging from $149,115 - $10,123,481, coupon rates ranging from 2.90% - 5.00%, 03/01/26 - 06/15/53; total Market value $38,796,485)	37,666,490

Principal		Value
Repurchase Agreements — (continued)
$37,666,490	With JPMorgan: at 0.15%, dated 06/28/13, to be repurchased on 07/01/13, repurchase price $37,666,961 collateralized by Federal National Mortgage Association, par values ranging from $31,743 - $1,302,474, coupon rates ranging from 0.54% - 6.42%, 12/01/16 - 07/01/43; total Market value $38,796,533)	$37,666,490

Total Repurchase Agreements		93,965,592

Time Deposits — 2.2%
6,396,000	Bank of Nova Scotia Time Deposit, 0.01%, 07/01/13[4]	6,396,000
4,339,000	Canadian Imperial Time Deposit, 0.01%, 07/01/13[4]	4,339,000
4,087,000	Chase Bank USA NA Time deposit, 0.01%, 07/01/13[4]	4,087,000
6,002,000	Credit Agricole Time Deposit, 0.11%, 07/01/13[4]	6,002,000
5,007,000	DNB Bank ASA Time Deposit, 0.03%, 07/01/13[4]	5,007,000
5,476,000	HSBC Bank PLC Time Deposit, 0.06%, 07/01/13[4]	5,476,000
6,258,000	National Australia Time Deposit, 0.03%, 07/01/13[4]	6,258,000
5,958,000	Natixis New York Time Deposit, 0.10%, 07/01/13[4]	5,958,000
5,989,000	Nordea Bank Finland Time Deposit, 0.03%, 07/01/13[4]	5,989,000
4,219,000	PNC Bank NA (NASSAU) Time Deposit, 0.01%, 07/01/13[4]	4,219,000
5,262,000	Royal Bank of Canada Time Deposit, 0.05%, 07/01/13[4]	5,262,000
5,637,000	Skandinaviska Time Deposit, 0.05%, 07/01/13[4]	5,637,000

Total Time Deposits.		64,630,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $158,595,592)		158,595,592

Total Investments — 105.3% (Cost $2,513,333,767)		3,032,234,742	[5]
Liabilities in Excess of Other Assets — (5.3%)		(153,223,338)

Total Net Assets — 100.0%		$2,879,011,404

See accompanying notes.		CRM Funds
36

CRM FUNDS

CRM MID CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2013

Summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows (see Note 2 in Notes to Financial Statements):

	Invest- ments in Securities (Value)	Level 1 Quoted Prices	Level 2 Signifi- cant Obser- vable Inputs	Level 3 Signifi- cant Unobser- vable Inputs
Investments in Securities Common Stock	$2,792,088,187	$2,792,088,187	—	—
Short-Term Investments	81,550,963	81,550,963	—	—
Short-Term Investments Held as Collateral for Loaned Securities	158,595,592	—	$158,595,592	—

Total	$3,032,234,742	$2,873,639,150	$158,595,592	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	ADR — American Depository Receipt.
[4]	Rate represents an annualized yield at date of measurement.
[5]

At June 30, 2013, the market value of securities on loan for the CRM Mid Cap Value Fund was $154,094,301. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.		CRM Funds
37

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

Shares		Value
Common Stock — 96.5%
Consumer Discretionary — 8.4%
Automobiles & Components — 1.8%
20,900	Harley-Davidson, Inc.	$1,145,738

Media — 5.6%
42,600	CBS Corp. — Class B	2,081,862
21,600	Viacom, Inc. — Class B	1,469,880

		3,551,742

Retailing — 1.0%
9,210	Target Corp.	634,201

Total Consumer Discretionary		5,331,681

Consumer Staples — 10.5%
Food, Beverage & Tobacco — 8.0%
9,500	Beam, Inc.	599,545
29,400	Coca-Cola Co. (The)	1,179,234
11,633	Kraft Foods Group, Inc.	649,936
61,550	Mondelez International, Inc. — Class A	1,756,021
11,600	PepsiCo, Inc.	948,764

		5,133,500

Household & Personal Products — 2.5%
23,800	Estee Lauder Cos., Inc. (The) — Class A	1,565,326

Total Consumer Staples		6,698,826

Energy — 10.1%
69,050	Cameco Corp.	1,426,573
7,200	EOG Resources, Inc.	948,096
14,500	Hess Corp.	964,105
39,200	Marathon Oil Corp.	1,355,536
19,330	Occidental Petroleum Corp.	1,724,816

Total Energy		6,419,126

Financials — 18.0%
Banks — 5.1%
40,400	SunTrust Banks, Inc.	1,275,428
55,300	US Bancorp	1,999,095

		3,274,523

Diversified Financials — 8.5%
18,450	Capital One Financial Corp.	1,158,844
34,700	JPMorgan Chase & Co.	1,831,813
25,600	Morgan Stanley	625,408
27,750	State Street Corp.	1,809,578

		5,425,643

Insurance — 2.8%
5,650	Chubb Corp. (The)	478,273

28,770	MetLife, Inc.	1,316,515

		1,794,788

Real Estate — 1.6%
34,700	Weyerhaeuser Co.	988,603

Total Financials		11,483,557

Shares		Value
Health Care — 13.3%
Health Care Equipment & Services — 4.0%
24,900	Covidien PLC[2]	$1,564,716
22,050	St. Jude Medical, Inc.	1,006,141

		2,570,857

Pharmaceuticals & Biotechnology — 2.9%
39,200	Merck & Co., Inc.	1,820,840

Pharmaceuticals, Biotechnology & Life Sciences — 6.4%
20,690	Hospira, Inc.[1]	792,634
78,300	Pfizer, Inc.	2,193,183
35,300	Zoetis, Inc.	1,090,417

		4,076,234

Total Health Care		8,467,931

Industrials — 18.3%
Capital Goods — 15.6%
33,250	Dover Corp.	2,582,195
21,400	Eaton Corp. PLC[2]	1,408,334
67,100	General Electric Co.	1,556,049
18,900	Honeywell International, Inc.	1,499,526
34,910	Pentair Ltd.	2,013,958
11,900	Stanley Black & Decker, Inc.	919,870

		9,979,932

Commercial & Professional Services — 2.7%
51,600	Tyco International Ltd.	1,700,220

Total Industrials		11,680,152

Information Technology — 13.8%
Semiconductors & Semiconductor Components — 1.4%
61,300	Applied Materials, Inc.	913,983

Software & Services — 8.8%
24,600	Automatic Data Processing, Inc.	1,693,956
11,000	Intuit, Inc.	671,330
62,400	Symantec Corp.	1,402,128
35,900	Teradata Corp.[1]	1,803,257

		5,570,671

Technology Hardware & Equipment — 3.6%
56,000	Cisco Systems, Inc.	1,361,360
39,050	EMC Corp.	922,361

		2,283,721

Total Information Technology		8,768,375

Utilities — 4.1%
45,900	NiSource, Inc.	1,314,576
31,400	Northeast Utilities	1,319,428

Total Utilities		2,634,004

Total Common Stock (Cost $53,455,566)		61,483,652

Short-Term Investments — 3.5%
1,113,894	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.06%[3]	1,113,894

See accompanying notes.		CRM Funds
38

CRM FUNDS

CRM LARGE CAP OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2013

Shares		Value
Short-Term Investments — (continued)
1,113,893	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.04%[3]	$1,113,893

Total Short-Term Investments (Cost $2,227,787)		2,227,787

Total Investments — 100.0% (Cost $55,683,353)		63,711,439
Other Assets in Excess of Liabilities — 0.0%		17,815

Total Net Assets — 100.0%		$63,729,254

Summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows (See Note 2 in Notes to Financial Statements):

	Invest- ments in Securities (Value)	Level 1 Quoted Prices	Level 2 Signifi- cant Obser- vable Inputs	Level 3 Signifi- cant Unobser- vable Inputs
Investments in Securities Common Stock	$61,483,652	$61,483,652	—	—
Short-Term Investments	2,227,787	2,227,787	—	—

Total	$63,711,439	$63,711,439	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
39

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

Shares		Value
Common Stock — 96.3%
Consumer Discretionary — 9.4%
Automobiles & Components — 1.6%
20,900	Harley-Davidson, Inc.	$1,145,738

Consumer Durables & Apparel — 1.8%
10,300	PVH Corp.	1,288,015

Media — 5.0%
44,400	CBS Corp. — Class B	2,169,828
102,600	Interpublic Group of Cos., Inc. (The)	1,492,830

		3,662,658

Retailing — 1.0%
10,400	Target Corp.	716,144

Total Consumer Discretionary		6,812,555

Consumer Staples — 5.9%
Food, Beverage & Tobacco — 4.1%
32,100	Coca-Cola Co. (The)	1,287,531
58,900	Mondelez International, Inc. — Class A	1,680,417

		2,967,948

Household & Personal Products — 1.8%
19,900	Estee Lauder Cos., Inc. (The) — Class A	1,308,823

Total Consumer Staples		4,276,771

Energy — 9.7%
78,500	Cameco Corp.	1,621,810
8,250	EOG Resources, Inc.	1,086,360
16,600	Hess Corp.	1,103,734
39,800	Marathon Oil Corp.	1,376,284
20,850	Occidental Petroleum Corp.	1,860,446

Total Energy		7,048,634

Financials — 17.1%
Banks — 3.8%
46,000	SunTrust Banks, Inc.	1,452,220
113,750	TFS Financial Corp.[1]	1,274,000

		2,726,220

Diversified Financials — 9.8%
21,200	Capital One Financial Corp.	1,331,572
39,600	JPMorgan Chase & Co.	2,090,484
53,300	Lazard Ltd. — Class A	1,713,595
30,300	State Street Corp.	1,975,863

		7,111,514

Insurance — 1.5%
24,300	MetLife, Inc.	1,111,968

Real Estate — 2.0%
42,315	Geo Group, Inc. (The)	1,436,594

Total Financials		12,386,296

Shares		Value
Health Care — 12.3%
Health Care Equipment & Services — 3.3%
29,500	CONMED Corp.	$921,580
35,400	STERIS Corp.	1,517,952

		2,439,532

Pharmaceuticals & Biotechnology — 2.7%
42,450	Merck & Co., Inc.	1,971,803

Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
23,670	Hospira, Inc.[1]	906,798
85,600	Pfizer, Inc.	2,397,656
40,388	Zoetis, Inc.	1,247,585

		4,552,039

Total Health Care		8,963,374

Industrials — 22.0%
Capital Goods — 15.6%
37,800	Dover Corp.	2,935,548
26,300	Eaton Corp. PLC[2]	1,730,803
76,700	General Electric Co.	1,778,673
34,600	MRC Global, Inc.[1]	955,652
16,950	Pall Corp.	1,125,988
39,640	Pentair Ltd.	2,286,832
7,200	Stanley Black & Decker, Inc.	556,560

		11,370,056

Commercial & Professional Services — 6.4%
17,475	Dun & Bradstreet Corp. (The)	1,702,939
57,300	Interface, Inc.	972,381
59,200	Tyco International Ltd.	1,950,640

		4,625,960

Total Industrials		15,996,016

Information Technology — 12.8%
Software & Services — 9.3%
27,900	Automatic Data Processing, Inc.	1,921,194
77,300	Monster Worldwide, Inc.[1]	379,543
48,300	PTC, Inc.[1]	1,184,799
57,800	Symantec Corp.	1,298,766
39,350	Teradata Corp.[1]	1,976,550

		6,760,852

Technology Hardware & Equipment — 3.5%
60,700	Cisco Systems, Inc.	1,475,617
44,400	EMC Corp.	1,048,728

		2,524,345

Total Information Technology		9,285,197

Materials — 3.1%
36,800	FMC Corp.	2,247,008

Total Materials		2,247,008

Utilities — 4.0%
35,100	American Water Works Co., Inc.	1,447,173

See accompanying notes.		CRM Funds
40

CRM FUNDS

CRM ALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2013

Shares		Value
Utilities — (continued)
51,800	NiSource, Inc.	$1,483,552

Total Utilities		2,930,725

Total Common Stock (Cost $61,839,229)		69,946,576

Short-Term Investments — 3.9%
1,425,655	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.06%[3]	1,425,655
1,425,655	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.04%[3]	1,425,655

Total Short-Term Investments (Cost $2,851,310)		2,851,310

Total Investments — 100.2% (Cost $64,690,539)		72,797,886
Liabilities in Excess of Other Assets — (0.2%)		(123,079)

Total Net Assets — 100.0%		$72,674,807

Summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows (See Note 2 in Notes to Financial Statements):

	Invest- ments in Securities (Value)	Level 1 Quoted Prices	Level 2 Signifi- cant Obser- vable Inputs	Level 3 Signifi- cant Unobser- vable Inputs
Investments in Securities Common Stock	$69,946,576	$69,946,576	—	—
Short-Term Investments	2,851,310	2,851,310	—	—

Total	$72,797,886	$72,797,886	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
41

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

Shares		Value
Common Stock — 94.2%
Bermuda — 2.0%
24,300	Lazard Ltd. — Class A	$781,245

Total Bermuda		781,245

Brazil — 1.2%
39,600	Vale SA, ADR[2]	481,536

Total Brazil		481,536

Canada — 1.9%
35,800	Cameco Corp.	739,628

Total Canada		739,628

Finland — 4.2%
43,800	Elisa OYJ	855,230
52,150	Kemira OYJ	788,375

Total Finland		1,643,605

France — 7.6%
8,400	Cie Generale Des Etablissements Michelin	751,090
7,400	Pernod-Ricard SA	821,351
6,050	Sanofi	625,449
7,750	Technip SA	787,646

Total France		2,985,536

Germany — 4.3%
7,675	Adidas AG	829,654
4,550	Linde AG	847,876

Total Germany		1,677,530

Hong Kong — 1.6%
550,560	PICC Property & Casualty Co. Ltd.	617,318

Total Hong Kong		617,318

Indonesia — 1.4%
485,000	Telekomunikasi Indonesia Tbk PT	540,124

Total Indonesia		540,124

Ireland — 5.4%
125,100	C&C Group PLC[1,3]	678,588
9,000	Covidien PLC[3]	565,560
13,600	Eaton Corp. PLC[3]	895,016

Total Ireland		2,139,164

Japan — 5.6%
111,000	Isuzu Motors Ltd.	758,790
21,000	JGC Corp.	756,262
31,700	Nichi-Iko Pharmaceutical Co. Ltd.	681,421

Total Japan		2,196,473

Mexico — 1.8%
414,800	Compartamos SAB de CV	716,119

Total Mexico		716,119

Shares		Value
Netherlands — 2.0%
11,900	Koninklijke DSM N.V	$775,798

Total Netherlands		775,798

Norway — 1.8%
39,700	Subsea 7 SA	696,050

Total Norway		696,050

Philippines — 1.5%
166,600	Security Bank Corp.	582,562

Total Philippines		582,562

Spain — 1.7%
80,982	Banco Bilbao Vizcaya Argentaria SA	680,558

Total Spain.		680,558

Switzerland — 9.6%
8,600	Cie Financiere Richemont SA — Class A	758,419
12,600	Holcim Ltd.	877,040
16,560	Pentair Ltd.	955,346
5,550	Swiss Re AG	412,925
24,000	Tyco International Ltd.	790,800

Total Switzerland		3,794,530

Turkey — 1.6%
460,600	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	648,785

Total Turkey		648,785

United Kingdom — 3.8%
24,080	Croda International PLC[3]	908,065
39,800	Tullow Oil PLC[3]	605,872

Total United Kingdom		1,513,937

United States — 35.2%
10,300	Automatic Data Processing, Inc.	709,258
16,900	CBS Corp. — Class B	825,903
31,900	Cisco Systems, Inc.	775,489
15,500	Coca-Cola Co. (The)	621,705
15,800	Dover Corp.	1,227,028
9,300	Dun & Bradstreet Corp. (The)	906,285
10,700	Estee Lauder Cos., Inc. (The) — Class A	703,739
13,900	FMC Corp.	848,734
10,500	Hess Corp.	698,145
47,600	Interpublic Group of Cos., Inc. (The)	692,580
14,300	JPMorgan Chase & Co.	754,897
97,950	LSI Corp.[1]	699,363
14,400	Merck & Co., Inc.	668,880
27,700	Mondelez International, Inc. — Class A	790,281
10,300	Occidental Petroleum Corp.	919,069
31,600	Pfizer, Inc.	885,116
4,000	Stanley Black & Decker, Inc.	309,200

See accompanying notes.		CRM Funds
42

CRM FUNDS

CRM GLOBAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2013

Shares		Value
United States — (continued)
16,400	Teradata Corp.[1]	$823,772

Total United States		13,859,444

Total Common Stock (Cost $33,773,652)		37,069,942

Preferred Stock — 0.0%
United Kingdom — 0.0%
3,082,100	Rolls-Royce Holdings PLC — Class C3
(Cost $4,705)		4,688

Total United Kingdom		4,688

Short-Term Investments — 5.9%
1,164,359	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.06%[4]	1,164,359
1,164,359	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.04%[4]	1,164,359

Total Short-Term Investments (Cost $2,328,718)		2,328,718

Total Investments — 100.1% (Cost $36,107,075)		39,403,348
Liabilities in Excess of Other Assets — (0.1%)		(25,068)

Total Net Assets — 100.0%		$39,378,280

Summary of inputs to value the Fund’s investments as of June 30, 2013 is as follows (See Note 2 in Notes to Financial Statements):

	Invest- ments in Securities (Value)	Level 1 Quoted Prices	Level 2 Signifi- cant Obser- vable Inputs	Level 3 Signifi- cant Unobser- vable Inputs
Investments in Securities
Common Stock
Bermuda	$781,245	$781,245	—	—
Brazil	481,536	481,536	—	—
Canada	739,628	739,628	—	—
Finland	1,643,605	—	$1,643,605	—
France	2,985,536	—	2,985,536	—
Germany	1,677,530	—	1,677,530	—
Hong Kong	617,318	—	617,318	—
Indonesia	540,124	—	540,124	—
Ireland	2,139,164	1,460,576	678,588	—
Japan	2,196,473	—	2,196,473	—
Mexico	716,119	716,119	—	—
Netherlands	775,798	—	775,798	—
Norway	696,050	696,050	—	—
Philippines	582,562	—	582,562	—
Spain	680,558	—	680,558	—
Switzerland	3,794,530	1,746,146	2,048,384	—
Turkey	648,785	—	648,785	—
United Kingdom	1,513,937	—	1,513,937	—
United States	13,859,444	13,859,444	—	—
Preferred Stock	4,688	—	—	$4,688
Short-Term
Investments	2,328,718	2,328,718	—	—

Total	$39,403,348	$22,809,462	$16,589,198	$4,688

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Securities transferred from Level 2 into Level 1 with an end of period value of $696,050. This transfer occurred as a result of those securities not meeting the percentage change for utilizing the fair valuation model at June 30, 2013.

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
43

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2013

Shares		Value
Common Stock — 97.5%
Belgium — 1.8%
6,500	Solvay SA	$851,100

Total Belgium		851,100

Bermuda — 1.3%
4,600	Credicorp Ltd.	588,616

Total Bermuda		588,616

Brazil — 1.9%
72,510	Vale SA, ADR[2]	881,722

Total Brazil		881,722

Canada — 8.0%
29,900	BRP Inc.	696,539
41,400	Cameco Corp.	855,324
28,000	Canadian Natural Resources Ltd.	789,389
28,650	Cenovus Energy, Inc.	817,248
37,600	Trican Well Service Ltd.	499,808

Total Canada		3,658,308

Finland — 4.5%
52,550	Elisa OYJ	1,026,080
70,400	Kemira OYJ	1,064,269

Total Finland		2,090,349

France — 11.3%
11,719	Cie Generale Des Etablissements Michelin	1,047,860
29,175	JCDecaux SA	794,139
4,250	Kering	864,816
8,700	Pernod-Ricard SA	965,642
6,850	Sanofi	708,153
8,050	Technip SA	818,135

Total France		5,198,745

Germany — 11.6%
8,750	Adidas AG	945,860
10,150	BASF SE	905,310
10,600	Fresenius Medical Care AG & Co. KGAA	751,337
16,700	Lanxess AG	1,005,705
6,100	Linde AG	1,136,713
2,900	Volkswagen AG	585,749

Total Germany		5,330,674

Hong Kong — 3.7%
278,000	Hang Lung Properties Ltd.	962,944
661,560	PICC Property & Casualty Co. Ltd.	741,778

Total Hong Kong		1,704,722

Indonesia — 1.4%
583,500	Telekomunikasi Indonesia Tbk PT	649,820

Total Indonesia		649,820

Ireland — 4.9%
148,250	C&C Group PLC[1,3]	804,162

Shares		Value
Ireland — (continued)
15,800	Kerry Group PLC — Class A3	$865,827
19,100	Shire PLC[3]	605,287

Total Ireland		2,275,276

Japan — 8.5%
22,600	Canon, Inc.	740,676
123,300	Isuzu Motors Ltd.	842,873
25,000	JGC Corp.	900,312
37,500	Nichi-Iko Pharmaceutical Co. Ltd.	806,097
10,700	Unicharm Corp.	605,175

Total Japan		3,895,133

Luxembourg — 2.6%
94,400	AZ Electronic Materials SA	440,271
18,800	Tenaris SA, ADR[2]	757,076

Total Luxembourg		1,197,347

Mexico — 1.8%
483,093	Compartamos SAB de CV	834,021

Total Mexico		834,021

Netherlands — 2.0%
14,100	Koninklijke DSM N.V	919,222

Total Netherlands		919,222

Norway — 1.7%
44,700	Subsea 7 SA	783,713

Total Norway		783,713

Philippines — 1.5%
195,600	Security Bank Corp.	683,968

Total Philippines		683,968

Portugal — 0.9%
509,000	Banco Espirito Santo SA1	408,062

Total Portugal		408,062

Spain — 1.9%
106,289	Banco Bilbao Vizcaya Argentaria SA	893,233

Total Spain		893,233

Sweden — 3.4%
30,500	Atlas Copco AB	735,106
62,000	Volvo AB	827,356

Total Sweden		1,562,462

Switzerland — 6.4%
10,250	Cie Financiere Richemont SA — Class A	903,930
13,800	Holcim Ltd.	960,567
2,150	Roche Holding AG	533,624
7,200	Swiss Re AG	535,687

Total Switzerland		2,933,808

See accompanying notes.		CRM Funds
44

CRM FUNDS

CRM INTERNATIONAL OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS (Concluded)

June 30, 2013

Shares		Value
Thailand — 1.3%
96,200	Kasikornbank PCL	$587,327

Total Thailand		587,327

Turkey — 1.7%
547,350	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	770,978

Total Turkey		770,978

United Kingdom — 13.4%
28,805	Croda International PLC[3]	1,086,246
62,250	Hunting PLC[3]	691,438
62,050	Pearson PLC[3]	1,103,522
32,235	Rolls-Royce Holdings PLC[3]	555,038
13,500	SABMiller PLC[3]	647,240
46,500	Tullow Oil PLC[3]	707,865
92,700	UBM PLC[3]	924,787
13,500	Weir Group PLC (The)[3]	441,437

Total United Kingdom		6,157,573

Total Common Stock (Cost $45,739,025)		44,856,179

Preferred Stock — 0.0%
United Kingdom — 0.0%
3,835,965	Rolls-Royce Holdings PLC — Class C3 (Cost $5,856)	5,834

Total United Kingdom		5,834

Short-Term Investments — 1.5%
339,897	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.06%[4]	339,897
339,897	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.04%[4]	339,897

Total Short-Term Investments (Cost $679,794)		679,794

Total Investments — 99.0% (Cost $46,424,675)		45,541,807
Other Assets in Excess of Liabilities — 1.0%		461,138

Total Net Assets — 100.0%		$46,002,945

Summary of inputs used to value the Fund’s investments as of June 30, 2013 is as follows (see Note 2 in Notes to Financial Statements):

	Invest- ments in Securities (Value)	Level 1 Quoted Prices	Level 2 Signifi- cant Observable Inputs	Level 3 Signifi- cant Unobser- vable Inputs
Investments in Securities
Common Stock
Belgium	$851,100	—	$851,100	—
Bermuda	588,616	$588,616	—	—
Brazil	881,722	881,722	—	—
Canada	3,658,308	3,658,308	—	—
Finland	2,090,349	—	2,090,349	—
France	5,198,745	—	5,198,745	—
Germany	5,330,674	—	5,330,674	—
Hong Kong	1,704,722	—	1,704,722	—
Indonesia	649,820	—	649,820	—
Ireland	2,275,276	865,827	1,409,449	—
Japan	3,895,133	—	3,895,133	—
Luxembourg	1,197,347	757,076	440,271	—
Mexico	834,021	834,021	—	—
Netherlands	919,222	—	919,222	—
Norway	783,713	783,713	—	—
Philippines	683,968	—	683,968	—
Portugal	408,062	—	408,062	—
Spain	893,233	—	893,233	—
Sweden	1,562,462	—	1,562,462	—
Switzerland	2,933,808	—	2,933,808	—
Thailand	587,327	—	587,327	—
Turkey	770,978	—	770,978	—
United Kingdom	6,157,573	—	6,157,573	—
Preferred Stock	5,834	—	—	$5,834
Short-Term
Investments	679,794	679,794	—	—

Total	$45,541,807	$9,049,077	$36,486,896	$5,834

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Securities were transferred from Level 2 into Level 1 with an end of period value of $783,713. This transfer occurred as a result of those securities not meeting the percentage change for utilizing the fair valuation model at June 30, 2013.

[1]	Non-income producing security.
[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.		CRM Funds
45

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2013

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$633,169,209	$840,083,459	$2,513,333,767	$55,683,353
Net unrealized appreciation	124,392,235	164,770,423	518,900,975	8,028,086

Total investments, at value[1]	757,561,444	1,004,853,882	3,032,234,742	63,711,439
Receivable for fund shares sold	1,727,210	1,268,103	3,289,066	10,629
Receivable for securities sold	—	2,452,728	12,495,795	—
Dividends and interest receivable	927,719	743,662	2,759,854	126,242
Other assets	29,612	42,922	120,506	6,000

Total assets	760,245,985	1,009,361,297	3,050,899,963	63,854,310

LIABILITIES:
Obligation to return securities lending collateral	13,450,480	33,279,947	158,595,592	—
Payable for fund shares redeemed	339,451	1,049,929	8,438,381	5,784
Payable for securities purchased	7,666,048	8,055,510	2,515,693	59,973
Accrued advisory fee	459,411	603,949	1,685,107	31,036
Audit and tax fees	5,825	5,825	5,825	5,825
Other accrued expenses	138,637	186,866	647,961	22,438

Total liabilities	22,059,852	43,182,026	171,888,559	125,056

NET ASSETS	$738,186,133	$966,179,271	$2,879,011,404	$63,729,254

COMPONENTS OF NET ASSETS
Paid-in-capital	$566,912,816	$729,500,440	$2,105,360,774	$52,397,339
Undistributed net investment income	1,573,649	757,342	9,103,784	285,932
Accumulated net realized gain on investments	45,307,433	71,151,066	245,645,871	3,017,897
Net unrealized appreciation of investments	124,392,235	164,770,423	518,900,975	8,028,086

NET ASSETS	$738,186,133	$966,179,271	$2,879,011,404	$63,729,254

NET ASSETS BY SHARE CLASS
Investor Shares	$104,155,033	$245,267,250	$844,631,561	$20,815,718
Institutional Shares	634,031,100	720,912,021	2,034,379,843	42,913,536

NET ASSETS	$738,186,133	$966,179,271	$2,879,011,404	$63,729,254

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	4,747,899	14,478,242	24,579,510	1,696,162
Institutional Shares	27,042,262	42,014,854	58,286,156	3,488,354
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$21.94	$16.94	$34.36	$12.27
Institutional Shares	$23.45	$17.16	$34.90	$12.30
[1] Includes securities loaned of:	$13,030,516	$32,528,527	$154,094,301	$—

See accompanying notes.		CRM Funds
46

CRM FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2013

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$64,690,539	$36,107,075	$46,424,675
Net unrealized appreciation (depreciation)	8,107,347	3,296,273	(882,868)

Total investments, at value	72,797,886	39,403,348	45,541,807
Currencies
Foreign currencies, at cost	—	32,878	34,812
Net unrealized appreciation (depreciation)	—	(168)	2,708

Total foreign currencies, at value	—	32,710	37,520
Receivable for fund shares sold	12,154	—	12,500
Receivable for securities sold	—	—	585,556
Dividends and interest receivable	101,763	54,477	79,183
Other assets	5,813	6,464	5,768

Total assets	72,917,616	39,496,999	46,262,334

LIABILITIES:
Payable for fund shares redeemed	14,302	—	—
Payable for securities purchased	142,924	—	146,438
Accrued advisory fee	52,992	16,175	20,747
Audit and tax fees	5,825	13,825	13,825
Other accrued expenses	26,766	88,719	78,379

Total liabilities	242,809	118,719	259,389

NET ASSETS	$72,674,807	$39,378,280	$46,002,945

COMPONENTS OF NET ASSETS
Paid-in-capital	$61,101,729	$43,098,123	$47,229,246
Undistributed net investment income	132,086	334,179	498,309
Accumulated net realized gain (loss) on investments	3,333,645	(7,349,458)	(840,323)
Net unrealized appreciation (depreciation) of investments and foreign currency	8,107,347	3,295,436	(884,287)

NET ASSETS	$72,674,807	$39,378,280	$46,002,945

NET ASSETS BY SHARE CLASS
Investor Shares	$37,536,662	$2,219,039	$8,925,496
Institutional Shares	35,138,145	37,159,241	37,077,449

NET ASSETS	$72,674,807	$39,378,280	$46,002,945

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	3,160,916	148,873	644,021
Institutional Shares	2,934,850	2,466,400	2,661,377
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$11.88	$14.91	$13.86
Institutional Shares	$11.97	$15.07	$13.93

See accompanying notes.		CRM Funds
47

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
INVESTMENT INCOME
Dividends	$14,564,041	$12,688,571	$55,877,810	$1,118,301
Securities lending income	58,618	59,642	99,245	—
Foreign tax withheld	—	—	(188,407)	(4,887)

Total investment income	14,622,659	12,748,213	55,788,648	1,113,414

EXPENSES
Investment advisory fees	5,604,597	6,771,366	21,522,775	408,288
Administration and accounting fees	160,511	190,526	623,549	20,787
Custody fees	39,768	47,985	166,958	11,117
Transfer Agent fees	260,719	383,545	1,398,314	43,644
Shareholder reports	30,809	72,063	231,917	4,033
Shareholder services - Investor Shares	253,744	530,395	2,330,030	49,059
Trustee fees and expenses	41,619	48,286	179,159	2,779
Insurance fees	29,303	33,766	134,007	2,011
Compliance services	11,407	13,699	46,945	828
Registration fees	57,288	56,058	73,336	42,582
Audit and tax fees	38,025	38,025	38,025	38,026
Legal fees	12,679	16,501	48,248	1,102
Miscellaneous	52,995	61,984	227,139	4,713

Total expenses	6,593,464	8,264,199	27,020,402	628,969
Expenses waived/reimbursed	—	—	—	(89,963)

Net expenses	6,593,464	8,264,199	27,020,402	539,006

NET INVESTMENT INCOME	8,029,195	4,484,014	28,768,246	574,408

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	78,137,339	98,344,248	468,362,727	6,479,473
Net change in unrealized appreciation (depreciation) on:
Investments	75,471,582	80,434,573	147,882,757	2,887,579

Net realized and unrealized gain on investments	153,608,921	178,778,821	616,245,484	9,367,052

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$161,638,116	$183,262,835	$645,013,730	$9,941,460

See accompanying notes.		CRM Funds
48

CRM FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2013

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
INVESTMENT INCOME
Dividends	$1,477,912	$1,129,417	$1,046,977
Foreign tax withheld	(4,243)	(55,036)	(93,320)

Total investment income	1,473,669	1,074,381	953,657

EXPENSES
Investment advisory fees	568,661	464,336	251,922
Administration and accounting fees	21,721	48,368	43,844
Custody fees	11,536	71,279	57,877
Transfer Agent fees	41,765	51,370	39,770
Shareholder reports	4,427	1,403	2,639
Shareholder services - Investor Shares	71,657	5,277	19,499
Trustee fees and expenses	3,098	3,210	1,076
Insurance fees	2,039	2,626	735
Compliance services	915	782	424
Registration fees	43,340	48,669	47,959
Audit and tax fees	38,026	39,562	42,816
Legal fees.	1,200	638	834
Miscellaneous	4,847	5,260	2,694

Total expenses	813,232	742,780	512,089
Expenses waived/reimbursed	—	(92,577)	(142,693)

Net expenses	813,232	650,203	369,396

NET INVESTMENT INCOME	660,437	424,178	584,261

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	6,739,093	7,076,587	2,010,241
Foreign currency transactions	—	(84,654)	(85,952)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	4,443,271	1,141,922	(907,504)
Foreign capital gains tax	—	—	2,228

Net realized and unrealized gain on investments and foreign currency	11,182,364	8,133,855	1,019,013

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,842,801	$8,558,033	$1,603,274

See accompanying notes.		CRM Funds
49

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
NET ASSETS - BEGINNING OF YEAR	$726,837,161	$866,058,642

OPERATIONS
Net investment income	8,029,195	7,110,421
Net realized gain (loss) from investments	78,137,339	(19,158,918)
Net change in unrealized appreciation (depreciation) on investments	75,471,582	(70,850,523)

Net increase (decrease) in net assets resulting from operations	161,638,116	(82,899,020)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(1,744,315)	—
Net investment income - Institutional Shares	(11,819,550)	(1,207,942)
Net realized gains on investments - Investor Shares	—	(18,641,029)
Net realized gains on investments - Institutional Shares	—	(90,759,313)

Total distributions to shareholders	(13,563,865)	(110,608,284)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	8,855,353	12,318,046
Sale of shares - Institutional Shares	93,390,042	154,557,801
Reinvestment of distributions - Investor Shares	1,659,624	18,220,618
Reinvestment of distributions - Institutional Shares	11,212,740	90,038,362
Redemption of shares - Investor Shares	(27,956,212)	(52,844,735)
Redemption of shares - Institutional Shares	(223,886,826)	(168,004,269)

Net increase (decrease) from capital share transactions	(136,725,279)	54,285,823

Total increase (decrease) in net assets	11,348,972	(139,221,481)

NET ASSETS - END OF YEAR	$738,186,133	$726,837,161

Undistributed net investment income	$1,573,649	$7,108,319

See accompanying notes.		CRM Funds
50

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
NET ASSETS - BEGINNING OF YEAR	$799,125,125	$911,426,868

OPERATIONS
Net investment income	4,484,014	2,680,828
Net realized gain (loss) from investments	98,344,248	(7,666,605)
Net change in unrealized appreciation (depreciation) on investments	80,434,573	(30,521,251)

Net increase (decrease) in net assets resulting from operations	183,262,835	(35,507,028)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(1,166,549)	—
Net investment income - Institutional Shares	(5,133,463)	—
Net realized gains on investments - Investor Shares	(2,704,419)	(13,158,674)
Net realized gains on investments - Institutional Shares	(8,933,344)	(48,569,236)

Total distributions to shareholders	(17,937,775)	(61,727,910)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	89,205,247	92,462,032
Sale of shares - Institutional Shares	108,409,435	136,101,057
Reinvestment of distributions - Investor Shares	3,859,763	13,137,185
Reinvestment of distributions - Institutional Shares	13,656,723	47,382,787
Redemption of shares - Investor Shares	(68,820,934)	(72,653,439)
Redemption of shares - Institutional Shares	(144,581,148)	(231,496,427)

Net increase (decrease) from capital share transactions	1,729,086	(15,066,805)

Total increase (decrease) in net assets	167,054,146	(112,301,743)

NET ASSETS - END OF YEAR	$966,179,271	$799,125,125

Undistributed net investment income	$757,342	$2,571,086

See accompanying notes.		CRM Funds
51

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
NET ASSETS - BEGINNING OF YEAR	$3,240,274,120	$4,153,281,069

OPERATIONS
Net investment income	28,768,246	30,012,075
Net realized gain (loss) from investments	468,362,727	(88,924,652)
Net change in unrealized appreciation (depreciation) on investments	147,882,757	(240,960,448)

Net increase (decrease) in net assets resulting from operations	645,013,730	(299,873,025)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(8,833,022)	(6,599,259)
Net investment income - Institutional Shares	(27,318,949)	(16,632,425)

Total distributions to shareholders	(36,151,971)	(23,231,684)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	112,453,560	230,593,564
Sale of shares - Institutional Shares	478,949,690	362,404,552
Reinvestment of distributions - Investor Shares	8,792,570	6,499,663
Reinvestment of distributions - Institutional Shares	23,153,302	13,854,916
Redemption of shares - Investor Shares	(521,096,127)	(518,325,200)
Redemption of shares - Institutional Shares	(1,072,377,470)	(684,929,735)

Net decrease from capital share transactions	(970,124,475)	(589,902,240)

Total decrease in net assets	(361,262,716)	(913,006,949)

NET ASSETS - END OF YEAR	$2,879,011,404	$3,240,274,120

Undistributed net investment income	$9,103,784	$16,487,509

See accompanying notes.		CRM Funds
52

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
NET ASSETS - BEGINNING OF YEAR	$43,341,153	$69,770,565

OPERATIONS
Net investment income	574,408	454,137
Net realized gain from investments	6,479,473	156,957
Net change in unrealized appreciation (depreciation) on investments	2,887,579	(2,291,220)

Net increase (decrease) in net assets resulting from operations	9,941,460	(1,680,126)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(158,721)	(79,096)
Net investment income - Institutional Shares	(371,577)	(269,244)
Net realized gains on investments - Investor Shares	(851,352)	—
Net realized gains on investments - Institutional Shares	(1,553,015)	—

Total distributions to shareholders	(2,934,665)	(348,340)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	3,654,643	1,884,747
Sale of shares - Institutional Shares	15,727,713	5,747,940
Reinvestment of distributions - Investor Shares	1,008,849	75,525
Reinvestment of distributions - Institutional Shares	1,853,329	237,752
Redemption of shares - Investor Shares	(5,527,966)	(6,226,735)
Redemption of shares - Institutional Shares	(3,335,262)	(26,120,175)

Net increase (decrease) from capital share transactions	13,381,306	(24,400,946)

Total increase (decrease) in net assets	20,388,101	(26,429,412)

NET ASSETS - END OF YEAR	$63,729,254	$43,341,153

Undistributed net investment income	$285,932	$241,822

See accompanying notes.		CRM Funds
53

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
NET ASSETS - BEGINNING OF YEAR	$50,419,730	$39,415,535

OPERATIONS
Net investment income	660,437	80,857
Net realized gain (loss) from investments	6,739,093	(3,151,978)
Net change in unrealized appreciation (depreciation) on investments	4,443,271	544,711

Net increase (decrease) in net assets resulting from operations	11,842,801	(2,526,410)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(254,848)	—
Net investment income - Institutional Shares	(341,098)	—
Net realized gains on investments - Investor Shares	(81,804)	(713,681)
Net realized gains on investments - Institutional Shares	(87,779)	(368,149)

Total distributions to shareholders	(765,529)	(1,081,830)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	13,943,397	11,568,525
Sale of shares - Institutional Shares	4,723,989	16,969,363
Reinvestment of distributions - Investor Shares	320,514	673,799
Reinvestment of distributions - Institutional Shares	349,063	246,036
Redemption of shares - Investor Shares	(6,349,886)	(13,601,402)
Redemption of shares - Institutional Shares	(1,809,272)	(1,243,886)

Net increase from capital share transactions	11,177,805	14,612,435

Total increase in net assets	22,255,077	11,004,195

NET ASSETS - END OF YEAR	$72,674,807	$50,419,730

Undistributed net investment income	$132,086	$71,081

See accompanying notes.		CRM Funds
54

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM Global
	Opportunity Fund
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
NET ASSETS - BEGINNING OF YEAR	$56,979,504	$112,169,618

OPERATIONS
Net investment income	424,178	491,807
Net realized gain (loss) from investments and foreign currency	6,991,933	(14,258,576)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	1,141,922	(6,502,456)

Net increase (decrease) in net assets resulting from operations	8,558,033	(20,269,225)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gains on investments - Investor Shares	—	(285,524)
Net realized gains on investments - Institutional Shares	—	(10,429,976)

Total distributions to shareholders	—	(10,715,500)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	143,902	347,976
Sale of shares - Institutional Shares	1,616,247	27,536,630
Reinvestment of distributions - Investor Shares	—	278,226
Reinvestment of distributions - Institutional Shares	—	1,167,841
Redemption of shares - Investor Shares	(218,669)	(590,967)
Redemption of shares - Institutional Shares	(27,701,278)	(52,945,263)
Redemption fee - Investor Shares	20	4
Redemption fee - Institutional Shares	521	164

Net decrease from capital share transactions	(26,159,257)	(24,205,389)

Total decrease in net assets	(17,601,224)	(55,190,114)

NET ASSETS - END OF YEAR	$39,378,280	$56,979,504

Undistributed net investment income	$334,179	$—

See accompanying notes.		CRM Funds
55

CRM FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	CRM International
	Opportunity Fund
	Year Ended	Year Ended
	June 30, 2013	June 30, 2012
NET ASSETS - BEGINNING OF YEAR	$16,462,671	$22,986,072

OPERATIONS
Net investment income	584,261	167,483
Net realized gain (loss) from investments and foreign currency	1,924,289	(2,889,418)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(905,276)	(1,725,086)

Net increase (decrease) in net assets resulting from operations	1,603,274	(4,447,021)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	—	(473)
Net investment income - Institutional Shares	—	(36,056)
Net realized gains on investments - Investor Shares	—	(479,029)
Net realized gains on investments - Institutional Shares	—	(1,613,067)

Total distributions to shareholders	—	(2,128,625)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	3,193,409	2,351,038
Sale of shares - Institutional Shares	27,321,380	5,217,297
Reinvestment of distributions - Investor Shares	—	454,948
Reinvestment of distributions - Institutional Shares	—	685,756
Redemption of shares - Investor Shares	(842,463)	(373,168)
Redemption of shares - Institutional Shares	(1,735,326)	(8,283,626)

Net increase from capital share transactions	27,937,000	52,245

Total increase (decrease) in net assets	29,540,274	(6,523,401)

NET ASSETS - END OF YEAR	$46,002,945	$16,462,671

Undistributed net investment income	$498,309	$—

See accompanying notes.		CRM Funds
56

CRM FUNDS

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$18.02	$24.08	$17.00	$14.82	$18.80

Investment operations:
Net investment income (loss)[1]	0.18 [2]	0.13	(0.01)	(0.07)	0.03
Net realized and unrealized gain (loss) on investments	4.08	(2.88)	7.09	2.25	(3.94)

Total from investment operations	4.26	(2.75)	7.08	2.18	(3.91)

Distributions to shareholders:
From net investment income	(0.34)	—	—	—	(0.03)
From net realized gains on investments	—	(3.31)	—	—	—
Return of capital	—	—	—	—	(0.04)

Total distributions to shareholders	(0.34)	(3.31)	—	—	(0.07)

Net Asset Value — End of Year	$21.94	$18.02	$24.08	$17.00	$14.82

Total Return	24.00%	(9.58)%	41.65%	14.71%	(20.79)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.08%	1.08%	1.08%	1.09%	1.11%
Net investment income (loss)	0.88%[2]	0.71%	(0.06)%	(0.38)%	0.22%
Portfolio turnover rate	77%	103%	115%	115%	87%
Net Assets at the end of year (000’s omitted)	$104,155	$101,747	$159,302	$142,221	$120,445

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.38%.

See accompanying notes.		CRM Funds
57

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$19.24	$25.43	$17.91	$15.58	$19.78

Investment operations:
Net investment income (loss)[1]	0.23 [2]	0.21	0.04	(0.03)	0.07
Net realized and unrealized gain (loss) on investments	4.37	(3.05)	7.48	2.36	(4.16)

Total from investment operations	4.60	(2.84)	7.52	2.33	(4.09)

Distributions to shareholders:
From net investment income	(0.39)	(0.04)	—	—	(0.07)
From net realized gains on investments	—	(3.31)	—	—	—
Return of capital	—	—	—	—	(0.04)

Total distributions to shareholders	(0.39)	(3.35)	—	—	(0.11)

Net Asset Value — End of Year	$23.45	$19.24	$25.43	$17.91	$15.58

Total Return	24.27%	(9.36)%	41.99%	14.96%	(20.61)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.85%	0.85%	0.85%	0.84%	0.86%
Net investment income (loss)	1.10%[2]	1.02%	0.19%	(0.16)%	0.45%
Portfolio turnover rate	77%	103%	115%	115%	87%
Net Assets at the end of year (000’somitted)	$634,031	$625,090	$706,757	$508,423	$353,657

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.60%.

See accompanying notes.		CRM Funds
58

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$14.12	$15.97	$11.45	$10.06	$12.98

Investment operations:
Net investment income (loss)[1]	0.05	0.03	(0.02)	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	3.06	(0.72)	4.54	1.40	(2.91)

Total from investment operations	3.11	(0.69)	4.52	1.39	(2.87)

Distributions to shareholders:
From net investment income	(0.09)	—	—	—[2]	(0.05)
From net realized gains on investments	(0.20)	(1.16)	—	—	—

Total distributions to shareholders	(0.29)	(1.16)	—	—	(0.05)

Net Asset Value — End of Year	$16.94	$14.12	$15.97	$11.45	$10.06

Total Return	22.33%	(3.23)%	39.48%	13.82%	(22.08)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.08%	1.08%	1.08%	1.11%	1.18%
Net investment income (loss)	0.32%	0.18%	(0.16)%	(0.05)%	0.41%
Portfolio turnover rate	96%	96%	97%	126%	110%
Net Assets at the end of year (000’s omitted)	$245,267	$182,394	$167,235	$43,929	$50,498

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
59

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$14.29	$16.12	$11.54	$10.13	$13.07

Investment operations:
Net investment income[1]	0.09	0.05	0.01	0.02	0.06
Net realized and unrealized gain (loss) on investments	3.10	(0.72)	4.59	1.40	(2.92)

Total from investment operations	3.19	(0.67)	4.60	1.42	(2.86)

Distributions to shareholders:
From net investment income	(0.12)	—	(0.02)	(0.01)	(0.08)
From net realized gains on investments	(0.20)	(1.16)	—	—	—

Total distributions to shareholders	(0.32)	(1.16)	(0.02)	(0.01)	(0.08)

Net Asset Value — End of Year	$17.16	$14.29	$16.12	$11.54	$10.13

Total Return	22.65%	(3.07)%	39.86%	14.05%	(21.86)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.87%	0.87%	0.86%	0.86%	0.93%
Net investment income	0.55%	0.38%	0.05%	0.19%	0.55%
Portfolio turnover rate	96%	96%	97%	126%	110%
Net Assets at the end of year (000’s omitted)	$720,912	$616,731	$744,192	$382,541	$251,206

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
60

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$28.14	$30.48	$22.15	$20.18	$26.70

Investment operations:
Net investment income[1]	0.24	0.20	0.12	0.07	0.15
Net realized and unrealized gain (loss) on investments	6.30	(2.40)	8.30	1.97	(6.43)

Total from investment operations	6.54	(2.20)	8.42	2.04	(6.28)

Distributions to shareholders:
From net investment income	(0.32)	(0.14)	(0.09)	(0.07)	(0.24)
From net realized gains on investments	—	—	—	—	—

Total distributions to shareholders	(0.32)	(0.14)	(0.09)	(0.07)	(0.24)

Net Asset Value — End of Year	$34.36	$28.14	$30.48	$22.15	$20.18

Total Return	23.43%	(7.16)%	38.07%	10.09%	(23.45)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.02%	1.02%	1.01%	1.03%	1.09%
Net investment income	0.78%	0.73%	0.45%	0.32%	0.71%
Portfolio turnover rate	91%	105%	116%	126%	113%
Net Assets at the end of year (000’s omitted)	$844,632	$1,062,429	$1,459,517	$1,379,249	$1,357,876

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
61

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$28.60	$30.98	$22.53	$20.51	$27.16
Investment operations:
Net investment income[1]	0.32	0.26	0.19	0.13	0.20
Net realized and unrealized gain (loss) on investments	6.38	(2.44)	8.43	2.01	(6.57)

Total from investment operations	6.70	(2.18)	8.62	2.14	(6.37)

Distributions to shareholders:
From net investment income	(0.40)	(0.20)	(0.17)	(0.12)	(0.28)
From net realized gains on investments	—	—	—	—	—

Total distributions to shareholders	(0.40)	(0.20)	(0.17)	(0.12)	(0.28)

Net Asset Value — End of Year	$34.90	$28.60	$30.98	$22.53	$20.51

Total Return	23.68%	(6.95)%	38.32%	10.39%	(23.34)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.81%	0.81%	0.80%	0.78%	0.84%
Net investment income	1.00%	0.94%	0.67%	0.54%	0.93%
Portfolio turnover rate	91%	105%	116%	126%	113%
Net Assets at the end of year (000’s omitted)	$2,034,380	$2,177,845	$2,693,764	$1,850,728	$1,647,117

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
62

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$10.88	$10.91	$8.26	$8.05	$10.56

Investment operations:
Net investment income[1]	0.10	0.08	0.04	0.01	0.07
Net realized and unrealized gain (loss) on investments	1.94	(0.07)	2.64	0.24	(2.54)

Total from investment operations	2.04	0.01	2.68	0.25	(2.47)

Distributions to shareholders:
From net investment income	(0.10)	(0.04)	(0.03)	(0.04)	(0.04)
From net realized gains on investments	(0.55)	—	—	—	—

Total distributions to shareholders	(0.65)	(0.04)	(0.03)	(0.04)	(0.04)

Net Asset Value — End of Year	$12.27	$10.88	$10.91	$8.26	$8.05

Total Return	19.61%	0.15%	32.44%	3.08%	(23.40)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.15%	1.15%	1.15%	1.28%	1.34%
Expenses, excluding waiver/reimbursement	1.31%	1.33%	1.29%	1.30%	1.44%
Net investment income, including waiver/reimbursement	0.88%	0.74%	0.36%	0.16%	0.83%
Portfolio turnover rate	113%	126%	155%	167%	147%
Net Assets at the end of year (000’s omitted)	$20,816	$19,131	$23,871	$16,065	$18,863

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
63

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$10.91	$10.95	$8.29	$8.07	$10.59

Investment operations:
Net investment income[1]	0.13	0.09	0.06	0.03	0.09
Net realized and unrealized gain (loss) on investments	1.94	(0.06)	2.65	0.25	(2.55)

Total from investment operations	2.07	0.03	2.71	0.28	(2.46)

Distributions to shareholders:
From net investment income	(0.13)	(0.07)	(0.05)	(0.06)	(0.06)
From net realized gains on investments	(0.55)	—	—	—	—

Total distributions to shareholders	(0.68)	(0.07)	(0.05)	(0.06)	(0.06)

Net Asset Value — End of Year	$12.30	$10.91	$10.95	$8.29	$8.07

Total Return	19.87%	0.34%	32.73%	3.42%	(23.17)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%	0.90%	0.90%	1.03%	1.09%
Expenses, excluding waiver/reimbursement	1.07%	1.09%	1.06%	1.05%	1.19%
Net investment income, including waiver/reimbursement	1.15%	0.93%	0.62%	0.36%	1.15%
Portfolio turnover rate	113%	126%	155%	167%	147%
Net Assets at the end of year (000’s omitted)	$42,914	$24,210	$45,900	$26,803	$39,165

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.		CRM Funds
64

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$9.92	$10.89	$7.85	$7.37	$9.62

Investment operations:
Net investment income (loss)[1]	0.11 [2]	—[3]	(0.06)	(0.04)	0.01
Net realized and unrealized gain (loss) on investments	1.98	(0.75)	3.10	0.53	(2.26)

Total from investment operations	2.09	(0.75)	3.04	0.49	(2.25)

Distributions to shareholders:
From net investment income	(0.10)	—	—	(0.01)	—
From net realized gains on investments	(0.03)	(0.22)	—	—	—
Return of capital	—	—	—	—[3]	—

Total distributions to shareholders	(0.13)	(0.22)	—	(0.01)	—

Net Asset Value — End of Year	$11.88	$9.92	$10.89	$7.85	$7.37

Total Return	21.26%	(6.61)%	38.73%	6.58%	(23.39)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.49%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.49%	1.58%	1.77%	2.06%	3.00%
Net investment income (loss), including waiver/reimbursement	0.98%[2]	0.04%	(0.56)%	(0.47)%	0.12%
Portfolio turnover rate	113%	145%	154%	115%	121%
Net Assets at the end of year (000’s omitted)	$37,537	$24,224	$28,018	$12,016	$4,679

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.47%.

[3]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
65

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	2009
Net Asset Value — Beginning of Year	$10.00	$10.95	$7.87	$7.38	$9.64

Investment operations:
Net investment income (loss)[1]	0.13 [2]	0.04	(0.03)	(0.02)	0.03
Net realized and unrealized gain (loss) on investments	2.00	(0.77)	3.11	0.53	(2.27)

Total from investment operations	2.13	(0.73)	3.08	0.51	(2.24)

Distributions to shareholders:
From net investment income	(0.13)	—	—	(0.02)	(0.02)
From net realized gains on investments	(0.03)	(0.22)	—	—	—
Return of capital	—	—	—	—[3]	—

Total distributions to shareholders	(0.16)	(0.22)	—	(0.02)	(0.02)

Net Asset Value — End of Year	$11.97	$10.00	$10.95	$7.87	$7.38

Total Return	21.48%	(6.39)%	39.14%	6.83%	(23.18)%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.24%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.24%	1.33%	1.53%	1.87%	2.77%
Net investment income (loss), including waiver/reimbursement	1.22%[2]	0.41%	(0.33)%	(0.21%)	0.43%
Portfolio turnover rate	113%	145%	154%	115%	121%
Net Assets at the end of year (000’s omitted)	$35,138	$26,195	$11,398	$5,801	$3,695

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.

[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.71%.

[3]	Amount represents less than $0.005.

See accompanying notes.		CRM Funds
66

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009
Net Asset Value — Beginning of Period	$12.78	$18.06	$13.20	$11.68	$10.00

Investment operations:
Net investment income[2]	0.11	0.07	0.02	0.03	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.02	(3.21)	5.04	1.66	1.62

Total from investment operations	2.13	(3.14)	5.06	1.69	1.68

Distributions to shareholders:
From net realized gains on investments	—	(2.14)	(0.20)	(0.17)	—

Total distributions to shareholders	—	(2.14)	(0.20)	(0.17)	—

Paid in capital from redemption fees[3]	—[4]	—[4]	—[4]	—[4]	—

Net Asset Value — End of Period	$14.91	$12.78	$18.06	$13.20	$11.68

Total Return	16.67%	(16.07)%	38.41%	14.42%	16.80%[5]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%[6]
Expenses, excluding waiver/reimbursement	1.67%	1.62%	1.55%	2.64%	12.69%[6]
Net investment income, including waiver/reimbursement	0.76%	0.52%	0.11%	0.22%	1.21%[6]
Portfolio turnover rate	122%	191%	213%	128%	94%[5]
Net Assets at the end of period (000’s omitted)	$2,219	$1,971	$2,655	$1,497	$933

[1]	Inception of Investor Shares class.

[2]	The net investment income per share was calculated using the average shares outstanding method.

[3]	The redemption fees per share were calculated using the average shares outstanding method.

[4]	Amount represents less than $0.005.

[5]	Not annualized.

[6]	Annualized.

See accompanying notes.		CRM Funds
67

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009
Net Asset Value — Beginning of Period	$12.89	$18.14	$13.25	$11.70	$10.00

Investment operations:
Net investment income[2]	0.12	0.09	0.06	0.14	0.07
Net realized and unrealized gain (loss) on investments and foreign currency	2.06	(3.20)	5.06	1.58	1.63

Total from investment operations	2.18	(3.11)	5.12	1.72	1.70

Distributions to shareholders:
From net investment income	—	—	(0.03)	—[3]	—
From net realized gains on investments	—	(2.14)	(0.20)	(0.17)	—

Total distributions to shareholders	—	(2.14)	(0.23)	(0.17)	—

Paid in capital from redemption fees[4]	—[3]	—[3]	—[3]	—[3]	—

Net Asset Value — End of Period	$15.07	$12.89	$18.14	$13.25	$11.70

Total Return	16.91%	(15.81)%	38.75%	14.68%	17.00%[5]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%[6]
Expenses, excluding waiver/reimbursement	1.43%	1.38%	1.30%	1.74%	12.48%[6]
Net investment income, including waiver/reimbursement	0.82%	0.65%	0.37%	0.97%	1.46%[6]
Portfolio turnover rate	122%	191%	213%	128%	94%[5]
Net Assets at the end of period (000’s omitted)	$37,159	$55,009	$109,515	$49,171	$1,374

[1]	Inception of Institutional Shares class.

[2]	The net investment income per share was calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

[4]	The redemption fees per share were calculated using the average shares outstanding method.

[5]	Not annualized.

[6]	Annualized.

See accompanying notes.		CRM Funds
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CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009
Net Asset Value — Beginning of Period	$12.29	$17.25	$13.00	$11.43	$10.00

Investment operations:
Net investment income[2]	0.17	0.14	0.08	0.10	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	1.40	(3.36)	4.83	1.98	1.30

Total from investment operations	1.57	(3.22)	4.91	2.08	1.43

Distributions to shareholders:
From net investment income	—	—[3]	(0.03)	(0.04)	—
From net realized gains on investments	—	(1.74)	(0.63)	(0.47)	—

Total distributions to shareholders	—	(1.74)	(0.66)	(0.51)	—

Net Asset Value — End of Period	$13.86	$12.29	$17.25	$13.00	$11.43

Total Return	12.78%	(17.70)%	38.14%	17.86%	14.30%[4]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%[5]
Expenses, excluding waiver/reimbursement	2.10%	2.94%	3.32%	5.12%	12.88%[5]
Net investment income, including waiver/reimbursement	1.24%	1.08%	0.48%	0.69%	2.73%[5]
Portfolio turnover rate	134%	220%	239%	120%	121%[4]
Net Assets at the end of period (000’s omitted)	$8,925	$5,788	$4,865	$2,309	$981

[1]	Inception of Investor Shares class.

[2]	The net investment income per share was calculated using the average shares outstanding method.

[3]	Amount represents less than $0.005.

[4]	Not annualized.

[5]	Annualized.

See accompanying notes.		CRM Funds
69

CRM FUNDS

FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2013	2012	2011	2010	For the Period December 31, 2008[1] through June 30, 2009
Net Asset Value — Beginning of Period	$12.32	$17.31	$13.03	$11.45	$10.00
Investment operations:
Net investment income[2]	0.34	0.12	0.15	0.15	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.27	(3.33)	4.82	1.96	1.30

Total from investment operations	1.61	(3.21)	4.97	2.11	1.45

Distributions to shareholders:
From net investment income	—	(0.04)	(0.06)	(0.06)	—
From net realized gains on investments	—	(1.74)	(0.63)	(0.47)	—

Total distributions to shareholders	—	(1.78)	(0.69)	(0.53)	—

Net Asset Value — End of Period	$13.93	$12.32	$17.31	$13.03	$11.45

Total Return	12.98%	(17.50)%	38.53%	18.09%	14.50%[3]
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%[4]
Expenses, excluding waiver/reimbursement	1.73%	2.84%	3.10%	4.90%	12.63%[4]
Net investment income, including waiver/reimbursement	2.42%	0.89%	0.90%	1.07%	2.98%[4]
Portfolio turnover rate	134%	220%	239%	120%	121%[3]
Net Assets at the end of period (000’s omitted)	$37,077	$10,675	$18,121	$5,049	$2,185

[1]	Inception of Institutional Shares class.

[2]	The net investment income per share was calculated using the average shares outstanding method.

[3]	Not annualized.

[4]	Annualized.

See accompanying notes.		CRM Funds
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NOTES TO FINANCIAL STATEMENTS — June 30, 2013

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”), CRM Global Opportunity Fund (“Global Opportunity Fund”) and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of CRM Mutual Fund Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.	Significant Accounting Policies. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). The Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially

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NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Continued)

affected by events occurring after the close of the market on which they are valued, but before a fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Global Opportunity Fund and International Opportunity Fund use a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

• Level 1	—	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

• Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, Global Opportunity Fund and International Opportunity Fund use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Continued)

• Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of June 30, 2013 is included with each Fund’s Schedule of Investments. Global Opportunity Fund and International Opportunity Fund held $4,688 and $5,834 of Level 3 securities respectively, as of June 30, 2013. The amounts of these investments in relation to their respective Fund’s total net assets are not deemed material to the Funds.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the Funds based on relative net assets.

Global Opportunity and International Opportunity Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the year ended June 30, 2013.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collaterize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Opportunity Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory services to the Global Opportunity Fund and the International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Continued)

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund, Global Opportunity Fund and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional Shares, respectively; and (ii) with respect to Large Cap Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.15% and 0.90% of average daily net assets for Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2013.

CRM provides compliance services to the Funds. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Funds are responsible for reimbursing CRM for the portion of his salary allocated to his duties as the CCO of the Funds at a rate of $75,000 per year.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee receives aggregate annual compensation in the amount of $70,000 from the Trust. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2013. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or until he earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Continued)

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2013, were as follows:

	Purchases	Sales
Small Cap Value Fund	$547,554,793	$689,888,125
Small/Mid Cap Value Fund	823,587,893	825,102,096
Mid Cap Value Fund	2,670,976,789	3,648,191,360
Large Cap Opportunity Fund	68,453,231	58,826,070
All Cap Value Fund	73,900,761	64,663,016
Global Opportunity Fund	58,883,007	86,134,672
International Opportunity Fund	63,583,981	35,382,044

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

6.	Capital Share Transactions. Transactions in shares of capital stock for the year ended June 30, 2013 and the year ended June 30, 2012 were as follows:

	For the Year Ended June 30, 2013		For the Year Ended June 30, 2012
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	455,747	4,387,663	647,771	7,972,700
Issued on reinvestment of distributions	88,798	562,042	1,146,672	5,315,133
Redeemed	(1,442,997)	(10,398,752)	(2,764,238)	(8,586,174)

Net increase (decrease)	(898,452)	(5,449,047)	(969,795)	4,701,659

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NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Continued)

	For the Year Ended June 30, 2013		For the Year Ended June 30, 2012
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small/Mid Cap Value Fund
Sold	5,711,493	7,018,056	6,616,447	9,708,269
Issued on reinvestment of distributions	259,742	908,631	1,069,803	3,815,039
Redeemed	(4,411,526)	(9,057,768)	(5,240,474)	(16,555,660)

Net increase (decrease)	1,559,709	(1,131,081)	2,445,776	(3,032,352)

Mid Cap Value Fund
Sold	3,624,698	15,146,108	8,579,383	13,184,795
Issued on reinvestment of distributions	293,477	761,622	258,333	542,479
Redeemed	(17,093,069)	(33,762,111)	(18,975,479)	(24,547,667)

Net increase (decrease)	(13,174,894)	(17,854,381)	(10,137,763)	(10,820,393)

Large Cap Opportunity Fund
Sold	324,499	1,387,426	180,379	562,756
Issued on reinvestment of distributions	93,067	170,814	7,892	24,818
Redeemed	(479,317)	(288,933)	(617,523)	(2,562,062)

Net increase (decrease)	(61,751)	1,269,307	(429,252)	(1,974,488)

All Cap Value Fund
Sold	1,247,157	430,502	1,230,159	1,685,037
Issued on reinvestment of distributions	30,381	32,868	77,716	28,183
Redeemed	(559,472)	(149,331)	(1,438,071)	(133,673)

Net increase (decrease)	718,066	314,039	(130,196)	1,579,547

Global Opportunity Fund
Sold	10,876	116,793	22,881	2,028,718
Issued on reinvestment of distributions	—	—	24,152	100,676
Redeemed	(16,177)	(1,919,003)	(39,917)	(3,897,906)

Net increase (decrease)	(5,301)	(1,802,210)	7,116	(1,768,512)

International Opportunity Fund
Sold	234,142	1,917,429	177,183	396,921
Issued on reinvestment of distributions	—	—	40,512	60,956
Redeemed	(61,097)	(122,196)	(28,725)	(638,837)

Net increase (decrease)	173,045	1,795,233	188,970	(180,960)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Continued)

At June 30, 2013, the following reclassifications were made within the capital accounts to reflect permanent differences relating to investments in partnerships and currency gains and losses.

	Paid-in-capital	Undistributed net investment income	Accumulated net realized gain (loss) on investments
Small/Mid Cap Value Fund	$—	$2,254	$(2,254)
All Cap Value Fund	—	(3,486)	3,486
Global Opportunity Fund	—	(89,999)	89,999
International Opportunity Fund	—	(85,952)	85,952

The tax character of distributions paid during the fiscal years ended June 30, 2013 and June 30, 2012 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund
Year ended June 30, 2013
Ordinary income	$13,563,865	$10,662,177	$36,151,971	$785,464
Long-term capital gains	—	7,275,598	—	2,149,201

Total distributions	$13,563,865	$17,937,775	$36,151,971	$2,934,665

Year ended June 30, 2012
Ordinary income	$3,037,144	$13,934,844	$23,231,684	$348,340
Long-term capital gains	107,571,140	47,793,066	—	—

Total distributions	$110,608,284	$61,727,910	$23,231,684	$348,340

	All Cap Value Fund	Global Opportunity Fund	International Opportunity Fund
Year ended June 30, 2013
Ordinary income	$595,946	$—	$—
Long-term capital gains	169,583	—	—

Total distributions	$765,529	$—	$—

Year ended June 30, 2012
Ordinary income	$132	$8,060,003	$1,255,682
Long-term capital gains	1,081,698	2,655,497	872,943

Total distributions	$1,081,830	$10,715,500	$2,128,625

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NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Continued)

The components of accumulated earnings (deficit) on a tax basis as of June 30, 2013 were as follows:

	Undistributed ordinary income	Undistributed capital gains	Capital loss carry- forwards	Qualified late year loss deferrals†	Net unrealized appreciation (depreciation) on investments and foreign currency	Total accumulated earnings (deficit)
Small Cap
Value Fund	$ 5,293,660	$ 50,176,361	—	—	$115,803,296	$171,273,317
Small/Mid Cap
Value Fund	29,588,978	50,587,549	—	—	156,502,304	236,678,831
Mid Cap
Value Fund	9,406,722	272,627,761	—	—	491,616,147	773,650,630
Large Cap
Opportunity Fund	1,353,603	2,352,288	—	—	7,626,024	11,331,915
All Cap
Value Fund	132,086	3,611,108	—	—	7,829,884	11,573,078
Global
Opportunity Fund	334,179	—	$(7,140,821)	—	3,086,799	(3,719,843)
International
Opportunity Fund	498,309	—	(667,994)	—	(1,056,616)	(1,226,301)

†

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2013, the Funds incurred no qualified late year losses.

The difference between book basis and tax basis components of accumulated earnings (deficit) are primarily attributable to tax deferral of wash sales and investments in partnerships.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryforwards for Global Opportunity Fund and International Opportunity Fund were $7,140,821 and $667,994, respectively. These losses are not subject to expiration and will retain their character as short-term.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Continued)

During the year ended June 30, 2013, CRM Funds utilized capital loss carryforwards to offset realized capital gains as follows:

Current Year Utilization of Capital Loss Carryforward
Small Cap Value Fund	$21,205,614
Small/Mid Cap Value Fund	1,596,909
Mid Cap Value Fund	102,314,523
Large Cap Opportunity Fund	438,771
All Cap Value Fund	2,251,582
Global Opportunity Fund	94,654
International Opportunity Fund	804,710

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of June 30, 2013 was as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Small Cap Value Fund	$ 641,758,148	$ 138,358,916	$(22,555,620)	$115,803,296
Small/Mid Cap Value Fund	848,351,578	176,388,446	(19,886,142)	156,502,304
Mid Cap Value Fund	2,540,618,595	531,285,852	(39,669,705)	491,616,147
Large Cap Opportunity Fund	56,085,415	8,282,894	(656,870)	7,626,024
All Cap Value Fund	64,968,002	8,669,656	(839,772)	7,829,884
Global Opportunity Fund	36,315,712	4,140,181	(1,052,545)	3,087,636
International Opportunity Fund	46,597,004	1,635,938	(2,691,135)	(1,055,197)

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown.

However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Trust is charged an annual 0.03% upfront fee as well as an annual fee of 0.12% of the commitment amount which is allocated proportionate to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 14, 2013. The Funds had no amounts outstanding as of June 30, 2013, or at any time during the year then ended.

CRM Funds

CRM FUNDS

NOTES TO FINANCIAL STATEMENTS — June 30, 2013 (Concluded)

10.

Redemption Fees. Shareholders who sell or exchange shares of Global Opportunity Fund or International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

CRM Funds

CRM FUNDS

REPORT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of

CRM Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CRM Mutual Fund Trust (comprising, respectively, CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM Global Opportunity Fund and CRM International Opportunity Fund) (the “Funds”) as of June 30, 2013, and the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting CRM Mutual Fund Trust at June 30, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 23, 2013

CRM Funds

CRM FUNDS

TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2013, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualifies for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	90.32%	90.41%
Small/Mid Cap Value Fund	47.25%	47.58%
Mid Cap Value Fund.	100.00%	100.00%
Large Cap Opportunity Fund	70.48%	67.45%
All Cap Value Fund	100.00%	100.00%

In January 2014, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2013, including any distributions paid between July 1, 2013 and December 31, 2013.

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS

INTERESTED TRUSTEE

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
CARLOS A. LEAL, CPA, 47	Trustee, Treasurer and Chief Financial Officer	Since June 2005	Executive Vice President (since 2007), Secretary and Chief Financial Officer, CRM (since 1999); Chief Financial Officer and Secretary, CRM Alternatives, Inc. (investment management) (since 2001); Director and President, CRM Windridge Fund, Ltd. (investment fund).	7	None

INDEPENDENT TRUSTEES

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
LOUIS FERRANTE, CFA, CPA, 53	Trustee	Since June 2005	Chief Operating Officer of Columbus Nova & Affiliates (private investment firm) (May 2006-August 2007); Private Investor (from August 2007- present).	7	None

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS (Continued)

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
LOUIS KLEIN, JR., 78	Trustee	Since June 2005	Self-employed financial consultant since 1991.	7	Trustee, Manville Personal Injury Settlement Trust (1991- 2007); Trustee, WT Mutual Fund (1999- 2010); Trustee WT Investment Trust I (2000- 2010); Handy & Harman Ltd. (formerly known as WHX Corporation) (industrial manufacturer) (since 2002).

CLEMENT C. MOORE, II, 68	Trustee	Since June 2005	Managing Partner, Mariemont Holdings (real estate) (since 1980); President, Kenwood Galleria (since 1980).	7	Trustee, WT Mutual Fund (1999-2006); Trustee, WT Investment Trust I (2000- 2006).

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS (Continued)

OFFICERS

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
RONALD H. MCGLYNN, 70	President and Chief Executive Officer	Since June 2005	Chairman, CRM since 2005, Chief Executive Officer from 1998 to 2011; President and Chief Executive Officer, Cramer Rosenthal McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001); former President, CRM (from 1998-2005).	N/A	N/A

CRM Funds

CRM FUNDS

TRUSTEES AND OFFICERS (Continued)

Name and Age	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
STEVEN A. YADEGARI, ESQ., 40	Secretary, Chief Legal Officer and Chief Compliance Officer	Since August 2005	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005); Senior Associate, K & L Gates, LLP (law firm) (from January 2004- July 2005); Associate, Proskauer Rose, LLP (law firm) (from September 2002 - January 2004); Senior Counsel, Division of Enforcement, U.S. Securities and Exchange Commission (from February 2000 - September 2002).	N/A	N/A

CRM Funds

CRM FUNDS

OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Funds includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM Global Opportunity Fund, and CRM International Opportunity Fund (the “Funds”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Funds. The words “you” and “your” refers to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, you will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

CRM Funds

CRM FUNDS

OTHER INFORMATION (Unaudited) (Concluded)

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Funds’ investment adviser, the Independent Trustees and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Funds. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement, the Board submitted to CRM a formal request for information necessary to evaluate the terms of the Investment Advisory Agreement. The Board reviewed and considered the materials provided by CRM in response to this request at meetings held in April 2013 and May 2013. The Board also reviewed and considered additional information provided by CRM in response to requests from the Board for additional information in June 2013.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; (2) reports based on information provided by Morningstar comparing the investment performance of each Fund to the performance of its applicable benchmark index and other mutual funds; and (3) a report based on information provided by Morningstar comparing each Fund’s investment advisory fee and gross and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management; (v) CRM’s “soft” dollar commission and trade allocation policies, including information on the types of research and services obtained with “soft” dollar commissions; (vi) the investment advisory fees charged by CRM to the Funds as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vii) CRM’s compliance and risk management procedures; and (viii) an analysis of the profits of CRM related to its services to the Funds. The Board also considered information related to the Funds provided at quarterly Board meetings.

At meetings held on June 13, 2013, the Board, including all of the Independent Trustees voting separately, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund, All Cap Value Fund, Global Opportunity Fund and International Opportunity Fund.

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board examined the nature, extent and quality of services provided by CRM to the Funds, and the quality, size and experience of CRM’s professional portfolio management team. The Board considered CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its proprietary value-oriented investment process. With respect to the Global Opportunity Fund and the International Opportunity Fund, the Board considered the experience of the Funds’ portfolio management team in managing mutual funds investing in securities of issuers located throughout the world. The Board also

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, process for trade execution, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Funds.

Performance Information

In reaching its conclusions, the Board considered the investment performance of each Fund.

The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board also considered CRM’s measured approach to investment risk and commitment to maintain each Fund’s focus on its target market segment even when that segment may be out of favor, and noted that this distinguished CRM from some other investment managers that may accept higher levels of investment risk or may deviate from a fund’s target market segment in order to pursue short-term performance (including by investing in cash). The Board noted that although this overall approach to investing might cause a Fund to perform not as well over some periods when compared to other mutual funds, CRM had achieved successful investment results for its clients over the longer term. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement.

The Board also discussed the information presented in the Board materials which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. As discussed below, the Board noted that each Fund underperformed its respective benchmark index and also underperformed the median and average performance of funds with similar investment objectives and strategies for certain periods. The Board discussed with CRM each Fund’s performance in view of CRM’s value-oriented, research-driven investment philosophy and approach to investment risk, and the recent volatile market conditions. The Board considered CRM’s plans for improving the Funds’ performance.

The Board considered the following factors in relation to the performance of particular Funds:

Small Cap Value Fund

The Board noted that the Small Cap Value Fund had outperformed its benchmark index for the year-to-date period ended March 31, 2013, and since the Fund’s inception on October 1, 1995, and underperformed its benchmark index for the three-year and five-year periods ended March 31, 2013. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the year-to-date and one-year periods ended March 31, 2013, and ranked in the fourth quartile for the three-year and five-year periods ended March 31, 2013. (In all quartile rankings referred to herein, first quartile is most favorable to shareholders. Highest relative performance would be first quartile.)

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Small/Mid Cap Value Fund

The Board noted that the Small/Mid Cap Value Fund had outperformed its benchmark index since the Fund’s inception on September 1, 2004, and underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2013. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year and five-year periods ended March 31, 2013, and ranked in the third quartile for the year-to-date and three-year periods ended March 31, 2013.

Mid Cap Value Fund

The Board noted that the Mid Cap Value Fund had outperformed its benchmark index since the Fund’s inception on January 6, 1998, and underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2013. The Board noted that the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the one-year and five-year periods ended March 31, 2013, and ranked in the fourth quartile for the year-to-date and three-year periods ended March 31, 2013.

Large Cap Opportunity Fund

The Board noted that the Large Cap Opportunity Fund had underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2013, and since the Fund’s inception on December 1, 2005. The Board noted that the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the year-to-date, one-year, three-year and five-year periods ended March 31, 2013.

All Cap Value Fund

The Board noted that the All Cap Value Fund had outperformed its benchmark index since the Fund’s inception on October 24, 2006, and underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2013. The Board noted that the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the one-year, three-year and five-year periods ended March 31, 2013 and ranked in the fourth quartile for the year-to-date period ended March 31, 2013.

Global Opportunity Fund

The Board noted that the Global Opportunity Fund had outperformed its benchmark index since the Fund’s inception on December 31, 2008, and underperformed its benchmark index for the year-to-date and three-year periods ended March 31, 2013, and since the Fund’s inception on December 31, 2008. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the year-to-date period ended March 31, 2013, ranked in the third quartile for the one-year period ended March 31, 2013, and ranked in the fourth quartile for the three-year period ended March 31, 2013.

International Opportunity Fund

The Board noted that the International Opportunity Fund had outperformed its benchmark index for the three-year period ended March 31, 2013, and since the Fund’s inception on December 31, 2008, and underperformed its benchmark index for the year-to-date period ended March 31, 2013. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the three-year period ended March 31, 2013 and ranked in the fourth quartile for the year-to-date and one-year periods ended March 31, 2013.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Conclusion as to Investment Performance

The Board considered CRM’s experience in value investing and CRM’s plans for improving each Fund’s investment performance, and determined that it would continue to monitor particularly closely each Fund’s performance.

Fees and Expenses

In reaching its conclusions, the Board considered the fees and expenses paid by each class of each Fund.

The Board considered the extensive research and analysis conducted by CRM in order to identify compelling investment opportunities for the Funds. The Board noted that CRM relies heavily on its own proprietary research to successfully implement its value-oriented investment philosophy, and that the cost of preparing this research is significant. Accordingly, CRM’s reliance on this proprietary research might cause CRM’s research costs to exceed those of some other investment managers that largely rely upon research prepared by third parties, especially with larger cap companies, for which a good deal of third party research is available. The Board considered CRM’s experience in implementing its distinctive value-oriented investment philosophy. The Board concluded that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may in some cases justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies.

In addition, the Board compared the fees and expenses paid by each class of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund and All Cap Value Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted that the investment advisory fees paid by Small Cap Value Fund were lower than the management fees paid by institutional separate accounts managed by CRM in a similar investment strategy. The Board noted that the investment advisory fees paid by each of Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund and All Cap Value Fund were generally higher than the management fees paid by the respective institutional separate accounts managed by CRM in a similar investment strategy to the applicable Fund. In comparing the fees paid by the Funds to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are significantly greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the portfolio management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for quarterly Board meetings. The Board also considered the business risks that CRM faces with respect to the Funds, including regulatory and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. The Board also considered the historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients. The Board noted that CRM did not manage any other accounts in a similar investment strategy to that of the Global Opportunity Fund or International Opportunity Fund.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

The Board also compared the fees and expenses paid by each class of each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies.

Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small Cap Value Fund was lower than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Small Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small/Mid Cap Value Fund was equal to the median advisory fee and lower than the average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Small/Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for Mid Cap Value Fund was lower than the median and average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Large Cap Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for Large Cap Opportunity Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $1 billion.

The Board noted that, based on the information provided, the annual operating expenses of Institutional Shares of Large Cap Opportunity Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Large Cap Opportunity Fund were the lower than the average but higher than the median gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares were higher than the median and average net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board considered the impact of Large Cap Opportunity Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios. The Board indicated that it would continue to monitor Large Cap Opportunity Fund’s fees and expenses carefully.

All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for All Cap Value Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $1 billion.

The Board noted that, based on the information provided, the annual operating expenses of each of Institutional Shares and Investor Shares of All Cap Value Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board considered the impact of All Cap Value Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully.

Global Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for Global Opportunity Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $2 billion.

The Board noted that, based on the information provided, the annual operating expenses of Institutional Shares of Global Opportunity Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Global Opportunity Fund were lower than the average but higher than the median gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares of the Fund were higher than the median and average net total expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted the impact of the Fund’s small asset size and higher than average investment advisory fee on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully as the Fund’s track record continues to develop.

International Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for International Opportunity Fund was higher than the average and median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $2 billion.

The Board noted that, based on the information provided, the annual operating expenses of Institutional Shares of International Opportunity Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net total expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the annual operating expenses of Investor Shares of International Opportunity Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net total expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted the impact of the Fund’s small asset size and higher than average investment advisory fee on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully as the Fund’s track record continues to develop.

Conclusion as to Fees and Expenses

In view of the costs of CRM’s proprietary research and CRM’s experience in implementing its value-oriented investment philosophy, the Board determined that the investment advisory fee paid by each Fund was reasonable in relation to the nature and quality of the services provided by CRM.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board noted

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

that the Mid Cap Value Fund had already reached sufficient size for the breakpoints to result in fee rate reductions. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2012 as well as the 2013 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan adopted under Rule 12b-1 under the 1940 Act in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers. The Board determined that any other benefits derived by CRM from managing the Funds were reasonable and reflected in the fees under the Investment Advisory Agreement.

General Conclusion

Based on the foregoing considerations, the Board, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement.

TRUSTEES

Louis Ferrante, CFA, CPA

Louis Klein, Jr.

Carlos A. Leal, CPA

Clement C. Moore, II

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

LEGAL COUNSEL

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to shareholders and to others who have received current prospectuses of the CRM Funds.

ANNUAL REPORT

JUNE 30, 2013

CRM SMALL CAP VALUE FUND

CRM SMALL/MID CAP VALUE FUND

CRM MID CAP VALUE FUND

CRM LARGE CAP OPPORTUNITY FUND

CRM ALL CAP VALUE FUND

CRM GLOBAL OPPORTUNITY FUND

CRM INTERNATIONAL OPPORTUNITY FUND

Item 2. Code of Ethics.

As of June 30, 2013, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2013, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial expert serving on the Registrant’s Trustees Committee is Louis Ferrante, CFA, CPA, who is “independent,” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2013 and 2012 were $225,400 and $225,400, respectively.

Audit-Related Fees

(b)

There were no fees billed during the fiscal years ended June 30, 2013 and June 30, 2012 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2013 and 2012 were $60,107 and $50,395, respectively. These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, India tax compliance services and tax advisory services with regard to foreign equity securities.

All Other Fees

(d)

There were no fees billed during the fiscal years ended June 30, 2013 and June 30, 2012 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2013 and 2012 were $60,107 and $50,395, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is attached hereto.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/3/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/3/13

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	9/3/13

*	Print the name and title of each signing officer under his or her signature.